                                                                   Exhibit 10.10

DEED made 22 March 2006

BETWEEN:   AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969
           119) Level 1 Bay 8, Locomotive Workshop, Australian Technology Park,
           Eveleigh, in the State of New South Wales                      ("We")

AND:       ENGANA PTY LIMITED (ACN 098 184 582)
           Suite 9/G01,G02, G03 and G04, Locomotive Workshop, Australian
           Technology Park, Eveleigh, in the State of New South Wales    ("You")

RECITALS

A. Australian Technology Park Precinct Management Limited is or is entitled to be the lease of the Building pursuant to the Head Lease.

B. Australian Technology Park Precinct Management Limited has agreed to grant to You a licence to enter and use the Premises on the terms specified in this Deed.

AGREEMENT

1.   The parties agree to enter in to this Deed on the terms specified in:

     1.1  Annexure "A" - Reference Schedule.

     1.2  Annexure "B" - Terms.

     1.3  Annexure "C" - Rules.

     1.4  Annexure "D" - Special Conditions.

2.   The parties have signed this Deed as set out in Annexure "E".

                                                                 8 February 2005

                              DECEMBER 2005 EDITION

Annexure "A" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the 22 day of March, 2006

                               REFERENCE SCHEDULE

ITEM 1                             WE:   Australian Technology Park Precinct Management Limited
(Clause 25.1)                            (ACN 060 969 119)

ITEM 2                            YOU:   Engana Pty Limited
(Clause 25.1)                            (ACN 098 184 582)

ITEM 3                       BUILDING:   Locomotive Workshop, Australian Technology Park, Eveleigh
(Clause 25.1)

ITEM 4                       PREMISES:   Suite 9/ G01, G02, G03 and G04
(Clause 25.1)                            (Total Area = 396m(2) as marked in red on the Plan annexed)

ITEM 5                COMMENCING DATE:   15 March 2006          NEW SOUTH WALES DUTY
(Clause 2)                                                      ____-03-2004       ______________
                                                                LEASE - GENERAL

ITEM 6               TERMINATING DATE:   14 September 2007      DUTIABLE AMOUNT $______244,982.00
(Clause 2)                                                      DUTY            $________________.50

ITEM 7                    LICENCE FEE:   One Hundred Forty Six Thousand Five Hundred and Twenty Dollars
(Clause 5.1)                             ($146,520.00) per annum gross

ITEM 8            DATES AND AMOUNTS OR   15 March 2007          Fixed Four percent (4%) increase
(Clause 6)              PERCENTAGES OF
                LICENCE FEE INCREASES:

ITEM 9          LICENCE FEE ADJUSTMENT   Licence Fee Adjustment Dates                   Method
(Clause 6)           DATES AND METHOD:
                                                Not Applicable                        Not Applicable

ITEM 10             PERCENTAGE OF PARK   Not Applicable
(Clause 7)         OUTGOINGS REFERABLE
                      TO THE BUILDING:

ITEM 11          OUTGOINGS PERCENTAGE:   Not Applicable
(Clause 7.1)

ITEM 12                 PERMITTED USE:   Research and Development of telecommunications products,
(Clause 14.1)                            complying at all times with Park Entry Criteria.

ITEM 13          HOURS OF AVAILABILITY   8:00 am to 6:00 pm Monday to Friday, except on public holidays
(Clause 7.7)    OF AIRCONDITIONING AND
                       OTHER SERVICES:

ITEM 14                   REDECORATION   Repaint within three (3) months before Terminating Date (unless
(Clause ____)         REQUIREMENTS AND   You have exercised Your option to take up a new Licence) but at
                                DATES:   least five (5) years from the original Commencing Date.

ITEM 15                OUR ADDRESS FOR   Level 1, Bay 8
(Clause 26)                   SERVICE:   Locomotive Workshop
                                         Australian Technology Park
                                         Eveleigh NSW 1430
                                         Facsimile: (02) 9209 4222

                      YOUR ADDRESS FOR   Suite 9/G04
                              SERVICE:   Locomotive Workshop
                                         Australian Technology Park
                                         Eveleigh NSW 1430
                                         Facsimile:

                   GUARANTOR'S ADDRESS   Not Applicable
                          FOR SERVICE:   Facsimile: Not Applicable

                                                                 8 February 2006

                              DECEMBER 2006 EDITION

Annexure "B" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the 22 day of March, 2006

                                      TERMS

                                  THIS LICENCE

1.   GRANT OF LICENCE

1.1 We grant to You a licence to enter and use the Premises on the following terms.

1.2 This Licence is personal to You and gives You rights in relation to the Premises subject to Our rights.

1.3 If a name or ACN is specified in Item 18, this Licence is granted at the request of the Guarantor.

1.4 If a word starts with a capital letter You should go to the definitions in clause 25 to see if the word is defined.

1.5  You must

     (a) observe and perform Your obligations under this Licence and keep Us indemnified from and against any liability under the Head Lease to the extent that You have not performed Your obligations (but not applicable is the obligation under the Head Lease to pay any rent or outgoings) [but this does not prevent Us from recovering those mories through outgoings];

     (b)  not do any thing which would cause Us to be in breach of the Head
          Lease;

     (c) permit the lessor under the Head Lease to exercise any right or power which may be exercised by Us under this Licence; and

     (d) give to Us notice of any matters of which You are aware which We are required under the Head Lease to give notice.

                             LENGTH OF THIS LICENCE

2.   LENGTH OF LICENCE

     This Licence starts on the Commencing Date and ends on the Terminating
     Date.

3.   OPTION FOR A NEW LICENCE

3.1 If there are particulars of a new licence specified in Item 19, clause 3 applies.

3.2  We must grant You a new licence of the Premises if:

     (a) You give Us a notice stating that You want a new licence for the term first specified in Item 19;

     (b) We receive that notice not more than six (6) months and not less than three (3) months before the Terminating Date;

     (c) when You give that notice, and on the Terminating Date, You are not in breach of this Licence; and

     (d) You deliver to Us, on or before the Commencing Date of the new licence, security in connection with Your obligations under the new licence on the same terms as under this Licence.

                                                                 8 February 2006

                              DECEMBER 2005 EDITION

Annexure "C" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the 22 day of March, 2006

                                      RULES

Each occupier ("Licensee") must comply with the following rules.

In these rules:

"INVITEES" means the Licensee's officers, employees, clients, customers, agents, contractors and invitees;

"PARKING AREA" means a part of the Park (including a building) designated as a Parking Area for Motor Vehicles;

"PREMISES" includes any licensed areas which the Licensee is permitted to use.

1.   OBSTRUCTION OF ACCESS WAYS

1.1 The Licensee or its invitees must not in any way obstruct or permit the obstruction of the pavements, driveways, entrances, corridors, lifts, stairways, fire doors and escape doors relating to the Building or use them for any purpose other than for access to and agress from their respective Premises.

2.   OBSTRUCTION OF LIGHT OR AIR

2.1 THE Licensee must not cover or obstruct the skylights, glazed panels, ventilators, airconditionlng ducts and outlets or windows that reflect or admit light or air into the stairways or corridors or into any part of the Building, or cover or obstruct any lights or any other means of illumination in the Building.

3.   RECEPTION

3.1 The reception area of the Licensee's Premises must be kept neat and clean and attended during Normal Business Hours.

3.2 The Licensee must not permit any goods, structures, shelving or fittings to be visible through the glass of any Common Area corridor or dividing partition.

4.   WINDOWS

4.1 The windows in the Building must not be opened by the Licensee or its invitees.

4.2 No window blind, window screen, awning or floor covering may be erected or installed without the prior written approval of the Licensor.

4.3 To ensure the designed performance of the airconditioning equipment the Licensee must keep in the proper operational position (as determined by the Licensor from time to time) any window, curtains, blinds, awnings or other coverings or devices installed or used for the purpose of reflecting or excluding solar heat or light.

5.   SIGNS

5.1 The Licensee must not paint, display or affix any sign, advertisement, name flagpole, flag or notice on any part of the outside or inside of the Building except with the prior written consent of the Licensor and then only of a colour, size and style and in a place or places as are first approved by the Licensor.

6.   DIRECTORY BOARDS

6.1 The cost of affixing the Licensee's name on directory boards in the main foyer and on each floor must be paid by the Licensee.

                                                                 8 February 2006

                              DECEMBER 2005 EDITION

Annexure "D" to the Dead of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 080 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, GO3 & GO4, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the 22 day of March, 2006

                               SPECIAL CONDITIONS

1.   COMPLETION OF LICENCE

     We or Our Solicitors must:

     (a) complete the Licence by Filling in blanks including, without limitation, those for the title reference of the land, the commencement and termination dates; and

     (b) do everything necessary to stamp (if not stamped by You) the Licence and return Your copy to You or Your solicitor.

2.   PARTIES BOUND

     Both of us are bound by the Licence from and including the Commencement Date, even though one of Us may not have executed the Licence or it may not have been completed in accordance with Special Condition 1.

3.   FINISHES TO PREMISES PROVIDED BY LICENSOR

     At the Commencement Date of the Original Licence, We will provide the following finishes and services to the Premises:

     (a)  painted perimeter walls;

     (b)  forty ounce (40oz) carpet;

     (c)  suspended ceiling and ________ tiles;

     (d)  standard office lighting to an average of three hundred and fifty
          (350) lux (open spaces Standard);

     (e) fire sprinklers in accordance Building Code of Australia (open spaces Standard);

     (f)  airconditioning registers (open spaces Standard);

     (g)  access to hydraulic services all limited distribution points;

     (h) access to electrical supply at electrical distribution board for relevant level;

     (i) access to telephone and data cabling at distribution board for relevant level;

     We do not have to supply carpet to the Premises or to the Common Areas of the Building until we are satisfied works in the vicinity of carpeted areas have been completed and installed carpet will not be damaged.

4.   LICENSEE'S WORKS

     (a)  Licensee's Works

          Your Works will include:

          (i) power distribution from electrical distribution board to Premises and internal distribution within Premises;

          (ii) hydraulic services (if required) from ground floor distribution point to Premises and reticulation within Premises;

          (iii) telephone and data cabling from ground floor distribution point to Premises and reticulation within Premises;

          (iv) internal walls and partitions;

          (v)  additional ceiling finishes to suspended ceilings;

                                                                 8 February 2006

                             DECEMBER 2005 EDITION

                                      PLAN
                           SHOWING NET LETTABLE AREAS
                          BAY 9 (NORTH) - GROUND FLOOR
                               LOCOMOTIVE WORKSHOP
                           AUSTRALIAN TECHNOLOGY PARK
                             CITY OF SOUTH SYDNEY

                                     1:250

                                   [GRAPHIC]

AREAS SHOWN HEREON REPRESENT THE NET LETTABLE
AREAS MEASURED & CALCULATED IN ACCORDANCE WITH
THE P.C.A METHOD FOR THE MEASUREMENT OF BUILDINGS
(1997 REVISION)
                                                           P.W. RYGATE & WEST
                                                                SURVEYORS
                                                            SUITE 1, LEVEL 3
                                                            24 MARKET STREET,
                                                                 SYDNEY


P.W. RYGATE & WEST
-------------------------
SURVEYORS
                                                         REF. 66497 DATE 27/2/98

                                                                 8 February 2006

                             DECEMBER 2005 EDITION

Annexure "E" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, Dated the 22 day of March, 2006


/s/ Illegible
--------------------------------   AUSTRALIAN TECHNOLOGY PARK PRECINCT
SIGNATURE OF WITNESS               MANAGEMENT LIMITED (ACN 080 969 119) by
                                   its Attorney, Robert Domm, Managing Director,
                                   pursuant to Power of Attorney registered Book
Illegible                          4384 No 581
--------------------------------
NAME (PLEASE PRINT)


4143 _____________  St Stonmore    /s/ Robert Domm
--------------------------------   ---------------------------------------
ADDRESS                            ROBERT DOMM

EXECUTED on  behalf of ENGANA PTY LIMITED   )
(ACN 098 184 582) by the authorised persons )
whose signatures appear below pursuant to   )
section 127 of the Corporation Act 2001:    )


/s/ Illegible                           /s/ Illegible
-----------------------------------     ----------------------------------
SIGNATURE OF THE AUTHORISED PERSON      SIGNATURE OF THE AUTHORISED PERSON


ILLEGIBLE                               ILLEGIBLE
----------------------------------      ----------------------------------
NAME (PLEASE PRINT)                     NAME (PLEASE PRINT)


CEO & DIRECTOR                          DIRECTOR
----------------------------------      ----------------------------------
OFFICE HELD                             OFFICE HELD

                                                                 8 February 2006

                             DECEMBER 2005 EDITION

                                TABLE OF CONTENTS

1.    GRANT OF LICENCE.....................................................    4

2.    LENGTH OF LICENCE....................................................    4

3.    OPTION FOR A NEW LICENCE.............................................    4

4.    HOLDING OVER.........................................................    5

5.    LICENCE FEE..........................................................    5

6.    LICENCE FEE ADJUSTMENT...............................................    6
      6.5   MARKET LICENCE FEE ADJUSTMENT..................................    6
      6.6   NOTICE.........................................................    6
      6.7   VALUER TO SETTLE IF DISPUTE....................................    6
      6.8   SUBMISSIONS....................................................    6
      6.9   WRITTEN SUBMISSIONS............................................    7
      6.10  CONFIDENTIALITY................................................    7
      6.11  VALUER'S CRITERIA..............................................    7
      6.12  PAYMENT OF REVIEWED LICENCE FEE................................    7

7.    OUTGOINGS............................................................    7
      7.3   PAYMENTS ON ACCOUNT OF YOUR SHARE..............................    7
      7.4   NOTICE OF ACTUAL OUTGOINGS.....................................    8
      7.5   ADJUSTMENTS....................................................    8
      7.6   VARIATIONS.....................................................    8
      7.7   SERVICES OUTSIDE HOURS.........................................    8
      7.8   CLEANING CHARGE................................................    8
      7.9   ATP COMMUNITY - CORE FACILITIES................................    8
      7.10  ADDITIONAL FACILITIES..........................................    8

8.    COSTS CHARGES AND EXPENSES...........................................    9

9.    BANK GUARANTEE.......................................................    9

10.   SECURITY DEPOSIT.....................................................    9

11.   PAYMENT REQUIREMENTS.................................................    9
      11.6  GOODS AND SERVICES TAX.........................................   10
      11.7  INTEREST ON OVERDUE MONEY......................................   10

12.   INSURANCES...........................................................   11

13.   EXCLUSION OF WARRANTIES, INDEMNITIES AND RELEASES....................   11
      13.1  NO REPRESENTATION OR WARRANTY..................................   11
      13.2  YOU ACKNOWLEDGE BUILDING AND PREMISES MAY CONTAIN HAZARDS......   12
      13.3  HERITAGE AND OTHER DISCLOSURES.................................   12
      13.4  YOUR LIABILITY.................................................   12
      13.5  YOU RELEASE US.................................................   12
      13.6  HEAD LEASE INDEMNITY...........................................   13

14.   USE AND CARRYING ON BUSINESS.........................................   13

15.   YOUR ADDITIONAL OBLIGATIONS..........................................   13
      15.3  LICENSEE'S ENVIRONMENTAL WARRANTY..............................   15

16.   REPAIR, REDECORATION AND YOUR WORKS..................................   15
      16.1  OUR APPROVAL...................................................   15
      16.2  YOUR WORKS.....................................................   16
      16.3  FIRE REGULATIONS...............................................   16
      16.4  AIRCONDITIONING................................................   16
      16.5  REPAIR OF ITEMS................................................   16
      16.6  REPAIR, REPLACE AND REDECORATE.................................   16
      16.7  STRUCTURAL WORK................................................   16

17.   TRANSFER AND OTHER DEALINGS..........................................   17
      17.1  TRANSFER.......................................................   17
      17.2  CHANGE IN YOUR CONTROL IF YOU ARE A COMPANY....................   17
      17.3  CHANGE IN YOUR CONTROL IF YOU ARE A COMPANY, WITH OUR
            APPROVAL.......................................................   17
      17.4  OTHER DEALINGS.................................................   17
      17.5  SECURITIES.....................................................   17

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

18.   OUR ADDITIONAL OBLIQATIONS AND RIGHTS................................   17
      18.1  QUIET ENJOYMENT................................................   17
      18.2  CONSENTS.......................................................   18
      18.3  TO ENTER.......................................................   18
      18.4  INSPECTIONS....................................................   18
      18.5  ACCESS TO BUILDING.............................................   18
      18.6  ENFORCING RIGHTS AND NO EXCLUSIVE BUSINESS.....................   18
      18.7  TO DEAL WITH THE LAND..........................................   18
      18.8  CHANGE OF OWNER................................................   18
      18.9  WE MAY RECTIFY.................................................   19
      18.10 AGENTS.........................................................   19
      18.11 COMMON AREAS...................................................   19
      18.12 FACILITIES.....................................................   19
      18.13 RULES..........................................................   19
      18.14 CAR PARKING....................................................   19

19.   OBLIGATIONS AT THE END OF THIS LICENCE...............................   19
      19.1  YOU MUST VACATE................................................   19
      19.2  REMOVAL OF YOUR PROPERTY.......................................   19
      19.3  YOUR PROPERTY NOT REMOVED......................................   20
      19.4  REINSTATEMENT..................................................   20

20.   DEFAULT..............................................................   20
      20.1  ESSENTIAL TERMS................................................   20
      20.2  OUR RIGHT TO END THIS LICENCE..................................   20

21.   DAMAGE TO BUILDING OR PREMISES AND RESUMPTION........................   21
      21.3  ABATEMENT OF PAYMENTS..........................................   21
      21.4  RESUMPTION.....................................................   21

22.   RELOCATION...........................................................   21
      22.1  RELOCATION NOTICE..............................................   21
      22.2  REJECTION OR ACCEPTANCE........................................   21
      22.3  NEW LICENCE....................................................   22
      22.4  REASONABLE COSTS TO BE PAID BY US..............................   22
      22.5  STAMP DUTY REFUND..............................................   22
      22.6  RIGHTS AND OBLIGATIONS.........................................   22
      22.7  SURRENDER OF LICENCE...........................................   22
      22.8  RELEASE........................................................   22

23.   DEMOLITION...........................................................   22
      23.1  TERMINATION NOTICE.............................................   22
      23.2  YOU CAN END LICENCE............................................   22

24.   GUARANTEE AND INDEMNITY..............................................   23
      24.1  CONSIDERATION..................................................   23
      24.2  GUARANTEE......................................................   23
      24.3  INDEMNITY......................................................   23
      24.4  INTEREST.......................................................   23
      24.5  ENFORCEMENT OF RIGHTS..........................................   23
      24.6  CONTINUING SECURITY............................................   23
      24.7  GUARANTEE NOT AFFECTED.........................................   23
      24.8  SUSPENSION OF GUARANTOR'S RIGHTS...............................   23
      24.9  REINSTATEMENT OF GUARANTEE.....................................   24
      24.10 COST...........................................................   24

25.   MEANING OF WORDS IN LICENCE..........................................   24

26.   NOTICES AND APPROVALS................................................   31

27.   MISCELLANEOUS........................................................   31
      27.1  WAIVER AND VARIATION...........................................   31
      27.2  APPROVALS......................................................   32
      27.3  PRIOR BREACHES.................................................   32
      27.4  CAVEATS........................................................   32
      27.5  WARRANTIES AND UNDERTAKINGS....................................   32
      27.6  COUNTERPARTS...................................................   32
      27.7  SEVERABILITY...................................................   32
      27.8  GOVERNING LAW..................................................   32
      27.9  DEED...........................................................   32

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

DEED made

BETWEEN:   AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969
           119) Level 1 Bay 8, Locomotive Workshop, Australian Technology Park,
           Eveleigh, in the STATE of New South Wales                      ("We")

AND:       ENGANA PTY LIMITED (ACN 098 184 582)
           Suite 9/G01, G02, G03 and G04, Lomotive Workshop, Australian
           Technology Park, Eveleigh, in the State of New South Wales    ("You")

RECITALS

A. Australian Technology Park Precinct Management Limited is or is entitled to be the lessee of the Building pursuant to the Head Lease.

B. Australian Technology Park Precinct Management Limited has agreed to grant to You a license to enter and use the Premises on the terms specified in this Deed.

AGREEMENT

1.   The parties agree to enter in to this Deed on the terms specified in:

     1.1  Annexure "A" - Reference Schedule.

     1.2  Annexure "B" - Terms.

     1.3  Annexure "C" - Rules.

     1.4  Annexure "D" - Special Conditions.

2.   The parties have signed this Deed as set out in Annexure "E".

                                                                     2 June 2006

                             DECEMBER 2006 EDITION

Annexure "A" to the Deed of License between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01 & G02 G03 and G04, Lomotive Workshop, Australian Technology Park, Eveleigh, dated the _______________ day of June, 2006

                               REFERENCE SCHEDULE

ITEM 1                             WE:   Australian Technology Park Precinct
(Clause 25.1)                            Mnangement Limited (ACN 060 969 119)

ITEM 2                            YOU:   Engana Pty Limited
(Clause 25.1)                            (ACN 096 184 582)

ITEM 3                       BUILDING:   Locomotive Workshop, Australian
(Clause 25.1)                            Technology Park, Eveleigh

ITEM 4                       PREMISES:   Suite 9/ G01, G02 G03 and G04
(Clause 25.1)                            (Total Area = 396m(2) as marked in red
                                         on the Plan annexed)

ITEM 5                COMMENCING DATE:   15 March 2006
(Clause 2)

ITEM 6               TERMINATING DATE:   14 September 2007
(Clause 2)

ITEM 7                    LICENCE FEE:   One Hundered Forty Six Thousand Five
(Clause 5.1)                             Hundred and Twenty Dollars
                                         ($146,520.00) per annum gross

ITEM 8            DATES AND AMOUNTS OR   15 March 2007 Fixed Four percent (4%)
(Clause 6)      PERCENTAGES OF LICENCE   increase
                        FEE INCREASES:

ITEM 9          LICENCE FEE ADJUSTMENT   Licence Fee Adjustment Dates       Method
(Clause 6)           DATES AND METHOD:   ----------------------------       ------
                                               Not Applicable           Not Applicable

ITEM 10             PERCENTAGE OF PARK   Not Applicable
(Clause 7)       OUTGOING REFERABLE TO
                             BUILDING:

ITEM 11           OUTGOING PERCENTAGE:   Not Applicable
(Clause 7.1)

ITEM 12                 PERMITTED USE:   Research and Developement of
(Clause 14.1)                            telecommunications products, complying
                                         at all times with Park Entry Criteria.

ITEM 13          HOURS OF AVAILABILITY   8:00 am to 6:00 pm Monday to Friday,
(Clause 7.7)    OF AIRCONDITIONING AND   except on public holidays.
                       OTHER SERVICES:

ITEM 14                   REDECORATION   Repaint within three (3) months before
(Clause 16.6)   REQUIREMENTS AND DATES   Terminating Date (unless You have
                                         exercised Your option to take up a new
                                         Licence) but at least five (5) years
                                         from the original Commencing Date.

ITEM 15                OUR ADDRESS FOR   Level 1, Bay 8
(Clause 26)                   SERVICE:   Locomotive Workshop
                                         Australian Technology Park
                                         Eveleigh NSW 1430
                                         Facsimile: (02) 9209 4222

                      YOUR ADDRESS FOR   Suite 9/G04
                              SERVICE:   Locomotive Workshop
                                         Australian Technology Park
                                         Eveleigh NSW 1430
                                         Facsimile:

                  GUARANTORS'S ADDRESS   Not Applicable
                          FOR SERVICE:   Facsimile: Not Applicable

                                                                     2 June 2006

                             DECEMBER 2006 EDITION

ITEM 16                BANK GUARANTEE:   Three (3) months' Licence Fee plus GST,
(Clause 9)                               but nil if Security Deposit held
                                         (Estimated for the 1st year at
                                         $40,293.00)

ITEM 17              SECURITY DEPOSIT:   Three (3) months' Licence Fee plus GST,
(Clause 10)                              but nil if bank Guarantee held
                                         (Estimated for the 1st year at
                                         $40,293.00)

ITEM 18                     GUARANTOR:   Not Applicable
(Clause 24)

ITEM 19             PARTICULARS OF NEW
(Clause 3)                    LICENCE:

                                 TERM:   One (1) Year and Six (6) Months

                ITEM 5      COMMENCING
                                 DATE:   15 September 2007

                ITEM 6     TERMINATING
                                 DATE:   14 March 2009

                ITEM 7    LICENCE FEE:   One Hundred Fifty Two Thousand Three
                                         Hundred and Eighty-Eight Dollars and
                                         Eighty Cents ($152,380.80) per annum
                                         gross

                ITEM 8       DATES AND   15 March 2008 Fixed Four percent (4%)
                            AMOUNTS OR   increase
                        PERCENTAGES OF
                           LICENCE FEE
                            INCREASES:

                ITEM 9     LICENCE FEE   Licence Fee Adjustment Dates       Method
                      ADJUSTMENT DATES   ----------------------------       ------
                           AND METHOD:          Not Applicable          Not Applicable

                ITEM 14   REDECORATION   Repaint within three (3) months before
                      REQUIREMENTS AND   Terminating Date (unless You have
                                DATES:   exercised Your option to take up a new
                                         Licence) but at least five (5) years
                                         from the original Commencing Date.

                ITEM 16           BANK   Three (3) months' Licence Fee plus GST,
                            GUARANTEE:   but nil if Security Deposit held
                                         (Estimated for the 1st year at
                                         $41,905.00)

                ITEM 17       SECURITY   Three (3) months' Licence Fee plus GST,
                              DEPOSIT:   but nil if Bank Guarantee held
                                         (Estimated for the 1st year at
                                         $41,905.00)

                                                                     2 June 2006

                             DECEMBER 2006 EDITION

Annexure "B" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the _____________ day of June, 2006

                                      TERMS

                                  THIS LICENCE

1.   GRANT OF LICENCE

1.1 We grant to You a licence to enter and use the Premises on the following terms.

1.2 This Licence is personal to You and gives You rights in relation to the Premises subject to Our rights.

1.3 If a name or ACN is specified in Item 18, this Licence is granted at the request of the Guarantor.

1.4 If a word starts with a capital letter You should go to the definitions in clause 25 to see if the word is defined.

1.5  You must

     (a) observe and perform Your obligations under this Licence and keep Us indemnified from and against any liability under the Head Lease to the extent that You have not performed Your obligations (but not applicable is the obligation under the Head Lease to pay any rent or outgoings) [but this does not prevent Us from recovering those monies through outgoings];

     (b)  not do any thing which would cause Us to be in breach of the Head
          Lease;

     (c) permit the lessor under the Head Lease to exercise any right or power which may be exercised by Us under this Licence; and

     (d) give to Us notice of any matters of which You are aware which We are required under the Head Lease to give notice.

                             LENGTH OF THIS LICENCE

2.   LENGTH OF LICENCE

     This Licence starts on the Commencing Date and ends on the Terminating
     Date.

3.   OPTION FOR A NEW LICENCE

3.1 If there are particulars of a new licence specified In Item 19. clause 3 applies.

3.2  We must grant You a new licence of the Premises if:

     (a) You give Us a notice stating that You want a new licence for the term first specified in Item 19;

     (b) We receive that notice not more than six (6) months and not less than three (3) months before the Terminating Date;

     (c) when You give that notice, and on the Terminating Date, You are not in breach of this Licence; and

     (d) You deliver to Us, on or before the Commencing Date of the new licence, security in connection with Your obligations under the new licence on the same terms as under this Licence.

                                                                     2 June 2006
                              DECEMBER 2005 EDITION

3.3 (a) Within one (1) month after You give Us notice under clause 3.2(a) We must give to You a notice specifying the amount of the Licence Fee which will be payable on the Commencing Date of the new licence. The amount will be:

          (i)  the Licence Fee specified in item 19; or

          (ii) the current market Licence Fee if Item 19 specifies "market".

     (b) If Item 19 specifies "market then within one (1) month after We give You notice under clause 3.3(a) You may give Us a notice disputing the amount of the Licence Fee we have nominated. In that case the Licence Fee will be determined by a Valuer pursuant to clauses 6.6 to 6.12(a) inclusive on the basis that the first day of the new licence is a Licence Fee Adjustment Date.

     (c) If You do not give Us notice under clause 3.3(b) You must accept the new licence in accordance with clause 3.4.

3.4  The new licence is to be similar to this Licence except that:

     (a) if the particulars of the new licence are the only particulars specified In Item 19, clause 3 and Item 19 are deleted;

     (b) if particulars of more than one new licence are specified in Item 19 the particulars of the first new licence specified are deleted from
          Item 19;

     (c) the Commencing Date, the length of the licence, the Terminating Date, the dates and amounts or percentages of set Licence Fee increases, the Licence Fee Adjustment Dates and method and the amount of the bank guarantee and security deposit are to be those first specified in Item 19;

     (d) the licence fee on the Commencing Date of the new licence is to be the fee specified in the notice under clause 3.3(a) or the current market Licence Fee if You have given Us a notice under clause 3.3(b), if it applies;

     (e) the new licence must reflect any variations to this Licence during the term of this Licence and Our standard licence terms for the Building at the Commencing Date of the new licence.

4.   HOLDING OVER

4.1 IF You continue to enter and use the Premises after the Terminating Date with Our approval otherwise than under clause 3 You do so under a monthly licence commencing on the day after the Terminating Date;

     (a) which either of us may terminate on one (1) month's notice ending on any date; and

     (b) at a licence fee which is one twelfth (1/12) of the Licence Fee increased by ten per centum (10%) payable in advance.

4.2 Subject to clause 4.1 the monthly licence is on the same terms as this Licence including payment of outgoings except for those charges which:

     (a) are necessary to make this Licence appropriate for a monthly licence (but any bank guarantee or security required under this Licence may not be reduced); or

     (b) We require as a condition of giving Our approval for Your continued licence.

                              WHAT YOU MUST PAY US

5.   LICENCE FEE

5.1 You must pay the Licence Fee by equal monthly instalments in advance on each Licence Fee Day.

5.2 If an instalment is for a period of less than one (1) month that instalment is the Licence Fee divided by three hundred and sixty-five (365) multiplied by the number of days in that period.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

5.3 (a) You must pay the Licence Fee and all monies due to Us by authorising Us to debit your bank account using the Direct Debit System administered by Australian Payments Clearing Association.

     (b) For Licence Fee and Outgoings we will debit your bank account on the Licence Fee Day or the next business day after the relevant Licence Fee Day ("ACCESS DATE").

     (c) On each Access Date we will also debit your bank account for all other monies due to us which we have billed you prior to the Access Date and which have not yet been paid.

     (d) Whenever we have debited your bank account using the Direct Debit System we will give you particulars of those debits to your bank account.

5.4  If We do not use the Direct Debit System then clause 11.1 applies.

6.   LICENCE FEE ADJUSTMENT

6.1 If Licence Fee Adjustment Dates and Method are specified in Item 9, clause 6 applies.

6.2 If dates and amounts or percentages are specified in Item 8, the Licence Fee increases from and including each of those dates by the amount or the percentage specified for the relevant Licence Fee Adjustment Date.

6.3 Where Item 9 specifies Consumer Price Index, the Licence Fee from and including each CPI Adjustment Date is the Licence Fee immediately before that CPI Adjustment Date multiplied by the Current CPI and divided by the Previous CPI.

6.4 On the first Licence Fee Day after the information is available to make the calculation in clause 6.3, You must pay the difference between what You have paid on account of Licence Fee and the licence fee for the period from and including the relevant CPI Adjustment Date to but excluding that Licence Fee Day.

6.5  MARKET LICENCE FEE ADJUSTMENT

     Where Item 9 specifies "market" the Licence Fee from and including each Licence Fee Adjustment Date is the current market Licence Fee determined in accordance with clauses 6.6 to 6.12 following.

6.6  NOTICE

     We will notify You of the amount that We consider is the current market Licence Fee within three (3) months before and three (3) months after a Licence Fee Adjustment Date. If We do not give a notice, the Licence Fee will be recalculated under clause 6.3.

6.7  VALUER TO SETTLE IF DISPUTE

     (a) If You and We have not agreed on the current market Licence Fee within thirty (30) days after service of the notice under clause 6.6, then there is a dispute about the current market Licence Fee. The dispute must be referred for determination by a Valuer to be nominated by the President of the Australian Institute at the request of either party.

     (b) The appointed Valuer must determine the current market Licence Fee at the particular Licence Fee Adjustment Date acting as an expert and not as an arbitrator and give a written determination with reasons within sixty (60) days of his appointment.

     (c)  The Valuer's determination is final and binding on You and Us.

     (d) The Valuer's costs must be paid by You and Us equally. Either party may pay the Valuer's costs and recover one half of the amount paid from the other party.

6.8  SUBMISSIONS

     (a) A Valuer who accepts appointment under clause 6.7 may confer with Us and You and may require either party to supply information relevant to the determination.

     (b) Any request for information must be complied with promptly by the party to whom it is directed, who must provide a copy of that information to the other party.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

6.9  WRITTEN SUBMISSIONS

     (a) Each of us may make written submission or supply other relevant information to the Valuer in relation to the current market Licence Fee within fourteen (14) days of the Valuer's appointment. A party making a written submission or supplying other relevant information must at the same time make a copy of it available to the other party.

     (b) The Valuer must not determine the current market Licence Fee until the expiration of that period of fourteen (14) days.

6.10 CONFIDENTIALITY

     All information given to the Valuer is confidential and must not be used other than for the purposes of this clause 6.

6.11 VALUER'S CRITERIA

     In determining the current market Licence Fee as at a License Fee Adjustment Date, the Valuer may take into account any matters the Valuer considers relevant but, in making the determination, the Valuer must:

     (a)  determine the current market Licence Fee:

          (i) on the basis of the licence fee that would be reasonably expected to be paid for the Premises if they were unoccupied and offered for licence for the use for which the Premises may be used under this Licence or a substantially similar use; and

          (ii) on the basis of Licence Fee and Outgoings payable by You under the Licence; and

          (iii) having regard to the licence fee value of comparable premises in comparable locations;

     (b)  not have regard to:

          (i)  the value of the goodwill of Your business or Your Property; and

          (ii) any deleterious condition of the Premises if such condition results from any work carried out on the Premises by You or any breach of any term of this Licence by You; and

     (c) receive submissions from either of us about the market licence fee of the Premises and may have regard to those; and

     (d) make no reduction on account of any period of rent abatement or any reduction or concession otherwise required or likely to be required to secure a licensee of the Premises (such as the cost and value of any fitout undertaken by Us) or any actual period of rent abatement, reduction or concession granted to You to secure Your occupancy the subject of this Licence; and

     (e) assume the Premises have been reinstated, if they are damaged or destroyed.

6.12 PAYMENT OF REVIEWED LICENCE FEE

     (a) (i) Until the Valuer has determined the Licence Fee, You must continue to pay the Licence Fee payable at the date of the notice given to You under clause 6.

          (ii) Any variation in Licence Fee under this clause 6 takes effect on the Licence Fee Adjustment Date, and within fourteen (14) days of the determination You must pay any shortfall.

     (b) No review of licence fee under this clause 6 shall reduce the Licence Fee payable immediately prior to the Licence Fee Adjustment Date.

7.   OUTGOINGS

7.1 If an Outgoings percentage is specified in Item 11 clauses 7.2 to 7.6 apply.

7.2  You must pay Your Share of the Outgoings for each Outgoings Year.

7.3  PAYMENTS ON ACCOUNT OF YOUR SHARE

     (a) We may give You a notice stating Our estimate of Outgoings and Your Share.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

     (b) You must pay instalments in advance on each Licence Fee Day on account of Your Share of Outgoings. Each instalment is Our estimate of Your Share for Outgoings Year divided by the number of Licence Fee Days in that Outgoings Year.

     (c) In each Outgoings Year after the first You must pay on each Licence Fee Day on account of Your Share an instalment equal to that payable on the previous Licence Fee Day unless We vary it by a further notice.

7.4  NOTICE OF ACTUAL OUTGOINGS

     As soon as possible after the end of an Outgoings Year We must give You a notice of the actual Outgoings.

7.5  ADJUSTMENTS

     On the next Licence Fee Day after We give You a notice of either estimated or actual Outgoings You must pay Us (or We must credit You with) the difference between what You have paid on account of Your Share for the Outgoings Year to which the notice applies and what the notice says is payable.

7.6  VARIATIONS

     (a) From and including the date or dates that the Lettable Area either of the Building or of the Park or of both are varied or We are satisfied in Our absolute discretion that it is otherwise appropriate to do so the percentages in Items 10 and 11 will be varied accordingly.

     (b) If the percentages in Items 10 and 11 are varied We will give You a notice stating the new percentage, the reason or reasons for the variation and the date from which the variation applies.

7.7  SERVICES OUTSIDE HOURS

     If at Your request We make Airconditioning or other non-24 hour Services available to the Building or the Premises other than during the hours set out in Item 13, then within seven (7) days after We ask You must pay Our reasonable costs charges and expenses of making the Services available.

7.8  CLEANING CHARGE

     You must exclusively use the cleaning service We have made available for the Building and pay the cost of the cleaning service at the rates negotiated by Us with the cleaning contractor on a competitive tender basis ("CLEANING CHARGE"). Your Premises must be cleaned to the minimum standard set out In Our cleaning specification. If You want extra cleaning You must notify the cleaning contractor of Your additional requirements and pay for that extra cleaning. You must pay all Cleaning Charges directly to Our cleaning contractor.

     We regularly and, at least annually, review the cleaning contractor and negotiated rates and We may change the cleaning contractor and rates at any time. You must ensure that any contract You make with the cleaning contractor can be cancelled by You if the cleaning contractor is not reappointed or is terminated.

7.9  ATP COMMUNITY - CORE FACILITIES

     You will be required to participate in the Park community by using:

     (a) a minimum of one telephone line and one fibre connection to the Park infrastructure communications network;

     (b)  Smart Card technology; and

     (c)  other Park provided infrastructure;

     ("COMMUNICATION AND INFRASTRUCTURE FACILITIES").

     You will be charged for the provision of and Your use of Communications and Infrastructure Facilities ("CIF CHARGES"). CIF Charges will be calculated at the same rates We charge other licensees. We will bill You for Your CIF Charges and You must pay them on the next Licence Fee Day by the Direct Debit System.

7.10 ADDITIONAL FACILITIES

     We may provide additional services, infrastructure and new technologies ("ADDITIONAL FACILITIES") which We will offer to You. If You use the Additional Facilities We will charge You for providing, and Your use of, the Additional Facilities and include those charges in CIF Charges.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

8.   COSTS CHARGES AND EXPENSES

     In connection with this Licence and any document or matter arising by virtue of it You must pay promptly;

     (a)  for every thing You must do;

     (b)  all stamp duty;

     (c) on demand, Our reasonable legal costs and other costs, charges and expenses including those for negotiating, preparing, executing and stamping this Licence including obtaining any consents We must obtain before giving approvals, considering requests for approvals and exercising rights; and

     (d) all reasonable costs, charges and expenses in connection with works You carry out including, but not limited to, those incurred by Us in considering, approving and supervising the works and those of modifying or varying the Building because of the works. We will give You an estimate of those costs, charges and expenses before You commence Your works.

9.   BANK GUARANTEE

9.1  If there is an amount specified in Item 16 clause 9 applies.

9.2  On or before the Commencing Date You must deliver the Bank Guarantee to Us.

9.3 If You do not comply with any of Your obligations under this Licence (including any extension or holding over) We may call on the Bank Guarantee without notice to You.

9.4 If We call on the Bank Guarantee no later than seven (7) days after We give You a notice asking for it You must deliver to Us a replacement or additional Bank Guarantee so that the amount guaranteed is the amount specified in Item 16.

9.5 When this Licence ends We may call on the Bank Guarantee for outstanding amounts payable by You under this Licence and then after You vacate the Premises must return the Bank Guarantee to You.

9.6  Your obligations under clause 9 are essential terms of this Licence.

10.  SECURITY DEPOSIT

10.1 If there is an amount specified in Item 17 clause 10 applies.

10.2 On or before the Commencing Date You must pay the Security Deposit to Us by cash or unendorsed bank cheque.

10.3 If You do not comply with any of Your obligations under this Licence (including any extension or holding over) We may draw on the Security Deposit without notice to You.

10.4 If We draw on the Security Deposit no later than seven (7) days after We give You a notice asking for it You must pay that amount to Us by cash or unendorsed bank cheque so that the amount of the Security Deposit is reinstated to the amount specified in Item 17.

10.5 When this Licence ends We may draw on the Security Deposit for outstanding amounts payable by You under this Licence and then after You vacate the Premises We must refund any balance of the Security Deposit to You.

10.6 Your obligations under clause 10 are essential terms of this Licence.

11.  PAYMENT REQUIREMENTS

11.1 You must make payments under this Licence to Us (or to a person nominated by Us in a notice to You) by the method We reasonably require without set-off, counterclaim, withholding or deduction.

11.2 If You pay an amount and it is found later that the amount was not correct even if We have given You a receipt You must pay Us (or We must credit You with) the difference between what We have been paid and what You should have paid within seven (7) days after either party gives the other a notice about the mistake.

11.3 We need not make demand for any amount payable by You unless this Licence says that demand must be made.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

11.4 If You must pay an amount on the next Licence Fee Day and there is no next Licence Fee Day You must pay that amount within seven (7) days after We demand it.

11.5 Expiry or termination of this Licence does not effect:

     (a)  Your obligations to:

          (i)  make payments under this Licence; or

          (ii) give Us information so that We can calculate those payments; or

     (b)  Our obligations to account to You for any overpayment.

11.6 GOODS AND SERVICES TAX

     (a) "GST" means any goods and services or any tax applying to this Licence in a similar way and any additional tax, penalty tax, fine, interest or other charge under a law for that tax (not referable to the taxpayer's failure to pay on time).

     (b)  Payment of GST

          (i)  You must pay to Us, or reimburse Us for, any GST We must pay:

               (A)  on any supply made by Us under this Licence; and

               (B)  in relation to any aspect of this Licence;

          (ii) You must pay to Us, or reimburse Us for, GST on:

               (A) the same day as the due date for the consideration in respect of the relevant supply; or

               (B) if there is no due date, within seven (7) days of a written request from Us.

          (iii) We must provide You with an invoice which shows the price of the supply and the GST amount within seven (7) days after payment by You.

     (c)  Operation of Indemnities

          (i) Each indemnity in this Licence survives the expiry or termination of this Licence;

          (ii) A party may recover a payment under an indemnity under this Licence before it makes the payment in respect of which the indemnity is given;

          (iii) If a payment under an Indemnity gives rise to a liability to pay GST, the payer must pay, and indemnify the payee against, the amount of that GST;

          (iv) If a party has an indemnity for a cost on which that party must pay GST, the indemnity is for the cost plus all GST (except any GST for which that party can obtain an input tax credit).

     (d) Your obligations under clause 11.6 are essential terms of this Licence.

11.7 INTEREST ON OVERDUE MONEY

     If You do not pay any amount payable by You under this Licence on time, You must pay interest on that amount on demand by Us from when it becomes due for payment until it is paid. Interest is calculated on daily balances at the Default Rate.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

                               INSURANCE AND RISK

12.  INSURANCES

12.1 You must:

     (a) maintain with insurers and on terms approved by Us in Your and Our names and in the name of any other person nominated by Us:

          (i) Public Liability insurance in respect of the Premises (including without limitation any risk associated with or arising directly or indirectly from the Premises or the condition of the Premises) for an amount of at least twenty million dollars ($20,000,000.00) or a greater amount which in Our reasonable opinion You should Insure;

          (ii) Industrial Special Risks Insurance of Your Property for Its full insurable value against all usual risks; and

          (iii) other insurances relating to the Premises which are required by law or which in Our reasonable opinion You should take out including but not limited to insurance in connection with Your works on the Premises and insurance of property owned by You or in Your care in the Premises;

     (b) ensure that insurance under this clause contains a clause providing that each insured person will be treated as if each has a separate policy and the acts of one will not affect the rights of another and a clause by which the insurer gives up any rights it may have because it has paid a claim to stand in the place of an Insured person to take action against another insured person;

     (c) give Us a copy of each insurance policy no later than the Commencing Date;

     (d) give Us annually a copy of the certificate of renewal of each of those insurance policies; and

     (e) notify Us immediately if an insurance policy required by this clause is cancelled or an event occurs which may allow a claim or affect rights under an insurance policy in connection with the Premises the Building or property in them.

12.2 You may enforce, conduct, settle or compromise claims under any insurance policy required by this Licence if You obtain Our prior approval (which We may not unreasonably withhold).

12.3 You may not do any thing which may affect rights under any Insurance or which may increase an insurance premium payable in connection with the Building or Our Property.

12.4 Insurance proceeds of policies under clause 12.1(a) must be paid into a separate joint bank account in the names required by the clause. The money must be used to settle claims in connection with the event insured against or to replace or reinstate the insured item.

13.  EXCLUSION OF WARRANTIES, INDEMNITIES AND RELEASES

13.1 No REPRESENTATION OR WARRANTY

     You acknowledge that no promise, representation, warranty or undertaking has been given by Us in respect to:

     (a) the suitability or adequacy of the Premises (including the existence, suitability or adequacy of any Services) for any purpose;

     (b) the suitability or adequacy of the Building (including the existence, suitability or adequacy of any Services) for any purpose;

     (c)  the Park;

     and to the full extent permitted by law such promises, representations, warranties or undertakings as to suitability and as to adequacy are expressly negatived.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

13.2 YOU ACKNOWLEDGE BUILDING AND PREMISES CONTAIN HAZARDS

     You acknowledge We have told You the Park and the Building were previously used for railway and associated services and may have had on or in them dangerous goods, hazardous chemicals, substances, contaminated materials ("Hazards") and although they have been remediated You can not because of any Hazards:

     (a)  make any claim against Us;

     (b)  rescind or terminate this Licence.

13.3 HERITAGE AND OTHER DISCLOSURES

     (a)  You acknowledge We have told You:

          (i) the Building is an Item of Heritage significance and Heritage Laws (including a Conservation Plan) apply to it; require it to be conserved and preserved; and do not permit it to be used or altered, except in compliance with Heritage Laws;

          (ii) the machinery collection contained in or about the Building is also an item of Heritage significance and Heritage Laws (including the Machinery Conservation Plan) apply to it; require it to be conserved and preserved; and exhibited to and accessible by the Public;

          (iii) in providing public exhibition and public access We will have a functioning blacksmith foundry operation; operate the machinery collection from time to time; carry out works to the machinery collection, which may cause noise, vibration and disturbance to occupiers of the Building;

          (iv) the Building will have significant public user because its operations will include use function and convention centre and those operations may affect Your Business and Your use of the Premises.

     (b)  You will not:

          (i)  make any claims against Us;

          (ii) rescind or terminate this Licence;

          with respect to the matters disclosed in this clause 13.3.

13.4 YOUR LIABILITY

     You are liable for and indemnify Us against liability or loss arising from and cost incurred in connection with:

     (a) damage loss injury or death caused or contributed to by Your act omission negligence or default except to the extent it is contributed to by Our act omission negligence or default;

     (b) any thing We do which You must do under this Licence but which You have not done or have not done properly.

13.5 YOU RELEASE US

     (a) You release Us from, and agree that We are not liable for, liability or loss arising from and cost incurred in connection with:

          (i) damage loss injury or death except to the extent it is contributed to by Our act omission negligence or default;

          (ii) any thing We are permitted or required to do under this Licence; and

          (iii) (A) a Service not being available, being interrupted or not working properly;

                (B) Our plant and equipment not working properly; or

                (C) the Common Areas not being clean.

     (b) You release Us from and agree that We are not liable for damage to or loss of any property or equipment (including sensitive electrical equipment) or loss including any amount for consequential loss or damage, loss of profits, loss of revenues, loss of data or any special, speculative, indirect or contingent losses arising from and costs incurred in connection with:

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          (i)  the unauthorised use in or removal from the Premises of Your confidential Information designs inventions or trade secrets;

          (ii) the quality of any Service, including without limit, electricity supply (including non-supply).

     (c) Each indemnity is independent from Your other obligations and continues during and after the end of this Licence. We may enforce an indemnity before incurring expense.

13.6 HEAD LEASE INDEMNITY

     You indemnify the lessor under the Head Lease and the other specified persons in the terms set out in Part 11 of the Head Lease.

                               USE OF THE PREMISES

14.  USE AND CARRYING ON BUSINESS

14.1 You must use the Premises only for the Permitted Use.

14.2 In carrying out the Permitted Use You must at all times conform to and comply with the Park Entry Criteria. If You fail to do so We can exercise Our rights under Part 20 of this Licence.

14.3 You must obtain approval(s) from the Authorities for Your use of the Premises and always;

     (a)  Keep the approval(s) current;

     (b)  comply with all conditions of the approval(s).

                             ADDITIONAL OBLIGATIONS

15.  YOUR ADDITIONAL OBLIGATIONS

15.1 You must

     (a) keep the Premises and everything in them tidy and free of vermin and comply with Our directions about refuse removal and recycling;

     (b)  give Our cleaners access to clean the Premises at reasonable times:

     (c) comply on time with all laws and the requirements of Authorities in connection with the Premises, Your Business, Your Property and the use or occupation of the Premises (including obtaining all permits) including the Occupational Health and Safety Act, the Factories, Shops and Industries Act, Environmental Laws and regulations made under those Acts and Laws;

     (d) install all equipment necessary to condition the Services including, without limit, electricity supply to the Premises to protect Your equipment;

     (e) promptly pay the relevant authorities for all services consumed on the Premises which are separately metered;

     (f) Inform Us of damage to the Building or the Premises or of a faulty Service immediately You become aware of it;

     (g)  observe the maximum load weights throughout the Building;

     (h) promptly, when asked by Us acting reasonably, do everything necessary to enable Us to exercise Our rights under this Licence;

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     (i)  comply with Our security arrangements;

     (j) If We approve Your use of a business name which is connected with the Building, terminate any right You have to use that business name on the date You must vacate the Premises;

     (k) if We approve Your storage and use of inflammable, volatile or explosive substances (including without limitation compressed gasses) or potentially dangerous equipment (including without limitation lasers) provide containment measures for them as approved by Us;

     (l) participate in any emergency drill and cooperate in all fire and safety procedures;

     (m) evacuate the Building immediately and in accordance with Our directions when informed of any actual or suspected emergency;

     (n) Secure the Premises when they are unoccupied and comply with Our directions about Building security;

     (o) give Us a list of the names and work telephone numbers of all Your employees and contractors on the Premises and give Us an updated list whenever changes to those details occur;

     (p) give Us one (1) copy of all access devices to all internal locks on the Premises and give Us replacements whenever those locks are changed;

     (q) if there are directory boards, submit the form in which You require Your name and description to appear on them to Us for Our approval, make whatever changes We reasonably require and pay Us on demand the cost of placing that information on the directory boards;

     (r) notify Us of all Key Visitors to the Premises and give Us suitable opportunity to meet them; and

     (s)  comply with all Rules.

15.2 You must not:

     (a) alter the Premises (including without limitation repainting) or alter or remove Our Property, in whole or in part, from the Premises;

     (b) store or use inflammable volatile or explosive substances (including without limitation compressed gasses) or potentially dangerous equipment (including without limitation lasers) on the Premises without giving Us prior notice;

     (c) do any thing in or around the Building which in Our reasonable opinion may be annoying dangerous or offensive;

     (d) do any thing to overload the Building's facilities or Services nor use them for anything other than their intended purpose;

     (e)  smoke in the Building;

     (f) put up signs notices or advertisements visible from outside the Premises, blinds or awnings, antennae or receiving dishes or install vending or amusement machines without Our approval;

     (g)  hold auction, bankrupt, fire or other sales in the Premises;

     (h) use a business name which includes words or use a logo or any sort of identification connecting You with the Building or the Park other than in the manner We authorise;

     (i) remove floor coverings from where they were originally laid in the Premises without Our approval;

     (j)  dispose of rubbish in the Building in bins provided for common use;

     (k) use any method of heating cooling or lighting the Premises other than those provided or approved by Us;

     (l)  use the passenger lifts to carry goods or equipment;

     (m) operate a musical instrument, radio, television or other equipment that can be heard outside the Premises;

     (n)  throw anything out of any part of the Building or down lift wells;

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     (o)  move heavy or bulky objects through the Building without Our approval;

     (p)  obstruct:

          (i) windows, glass panels or glass partitions in the Premises except by internal blinds or curtains approved by Us;

          (ii) any air vents air conditioning ducts or skylights in the Premises;

          (iii) emergency exits from the Building or the Premises; or

          (iv) the Common Areas;

     (q) place anything near windows, glass panels or glass partitions in the Premises which in Our opinion is unpleasant unsightly or inappropriate when viewed from outside the Premises;

     (r)  Interfere with directory boards;

     (s)  keep any animal on the Premises; or

     (t) use any explosive power driven means of fixing objects to ceilings, walls or floors.

15.3 LICENSEE'S ENVIRONMENTAL WARRANTY

     You agree with and warrant to Us that You will not at any time, and You will ensure that each and all Your employees, agents, contractors, sub contractors and invitees, will not at any time:

     (a) use the premises for or carry on upon the premises any business, method or manner of manufacture or fabrication, means of production or other activity which creates or leads to the creation of any Hazardous Materials contrary to a provision of any Environmental Law or accepted industry practice in respect to Hazardous Materials; or

     (b) allow any Hazardous Materials to escape from or be emitted from the Premises; or

     (c) contaminate or pollute the Premises or any other property real or personal, or any part of the Environment with any Hazardous Materials; or

     (d) do or cause to be done any thing on the Premises which would result in any Government Agency issuing any notice, direction or order requiring any cleanup, decontamination, remedial action or making good under any Environmental Law; or

     (e) do or cause to be done any thing on the Premises which would constitute a violation or contravention of any Environmental Law; or

     (f) permit any emission from the Land or any activity undertaken in order to implement the Permitted Business to exceed any emission quota prescribed under any Environmental Law; or

     (g) fail to comply with any direction, order or notice issued under any Environmental Law with respect to the Premises concerning Contamination, or alleged breaches of Environmental Law.

     And You agree to, and do hereby indemnity and will keep indemnified Us, Sydney Harbour Foreshore Authority, Her Majesty Queen Elizabeth II, the State of New South Wales and Our agents, employees, contractors, sub contractors (other than You) Licensees and other invitees against all claims, demands, suits, proceedings, losses, costs, expenses, penalties or damage which are brought, claimed, issued or assessed against Us or any property of Ours or payable or suffered by Us as a result of a breach by You of the warranty set out in this clause 15.3.

     This warranty shall survive the termination of this Licence and any renewal.

16.  REPAIR, REDECORATION AND YOUR WORKS

16.1 OUR APPROVAL

     You must not carry out works to the Premises without Our approval. If We give approval We may impose conditions.

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16.2 YOUR WORKS

     You must ensure that any works You do including works under clause 16.4 are done:

     (a)  by contractors approved by Us;

     (b)  in a proper and tradesmanlike manner;

     (c) in accordance with any plans specifications and schedule of finishes required and approved by Us;

     (d)  In accordance with all laws and the requirements of Authorities; and

     (e)  in accordance with Our reasonable requirements and directions.

16.3 FIRE REGULATIONS

     You must:

     (a) comply with insurance, sprinklers and fire alarm regulations in respect of any works You do in the Premises; and

     (b) pay to Us all costs of any alterations to the sprinkler and fire alarm installation in respect of any:

          (i)  non-compliance by You with paragraph (a); or

          (ii) the requirements of:

               (A)  the insurance Council of Australia; or

               (B)  Our insurer.

16.4 AIRCONDITIONING

     You must pay for all alterations that have to be made to the Air Conditioning System because of any works (including Your partitions) You do in the Premises.

16.5 REPAIR OF ITEMS

     You acknowledge, except for possible latent defects of which You could not be aware, the Premises were in good repair at the Commencing Date.

16.6 REPAIR, REPLACE AND REDECORATE

     You must:

     (a) keep the Premises and Your Property in good repair excluding fair wear and tear;

     (b) promptly replace worn or damaged items in the Premises being Your Property with items of similar quality; and

     (c)  redecorate the Premises and Your Property in accordance with Item 14.

16.7 STRUCTURAL WORK

     You do not have to carry out structural work unless it is required because of Your use of the Premises (including the number, sex or disability status of Your employees) or Your act, omission, negligence or default, or to reinstate the Premises.

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                              DECEMBER 2005 EDITION

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17.  TRANSFER AND OTHER DEALINGS

17.1 TRANSFER

     You may not transfer this Licence.

17.2 CHANGE IN YOUR CONTROL IF YOU ARE A COMPANY

     If You are a company which is neither listed nor wholly owned by a company which is listed on the Australian Stock Exchange You must not make any change in Your shareholding or that of Your holding company so that a different person or group of persons will control the composition of the board of directors or more than fifty per centum (50%) of the shares giving a right to vote at general meetings.

17.3 CHANGE IN YOUR CONTROL IF YOU ARE A COMPANY, WITH OUR APPROVAL

     If You want to change:

     (a)  Your shareholding or that of Your holding company; or

     (b)  the control of Your board of directors;

     and You obtain Our prior written approval (which may be granted, granted conditionally or withheld in Our sole discretion) to that change, then clause 17.2 does not apply to that change which We have approved.

17.4 OTHER DEALINGS

     You may not let or licence or otherwise part with possession of the Premises. Using subcontractors or consultants in Your business ("ENGAGEMENT") is permissible but You can not make a legally binding agreement with that person which gives a right to use the Premises (or part) after Engagement has ended.

17.5 SECURITIES

     You may not create or allow to come into existence;

     (a)  a security over Your interest in this Licence;

     (b)  a licence or security affecting Your Property.

18.  OUR ADDITIONAL OBLIGATIONS AND RIGHTS

18.1 QUIET ENJOYMENT

     (a) Subject to this Licence while You comply with Your obligations under this Licence:

          (i) You may enter and use the Premises during the term of this Licence without interference from Us. The legal right to possession of the Premises remains with Us;

          (ii) We will observe and will continue to observe all of the covenants contained in the Head Lease and will not permit Your interest in this Licence to be determined by reason of any breach by Us of any obligation in or arising out of the Head Lease express or implied.

     (b)  We must take all reasonable action to keep:

          (i) the Services provided by Us available to the Premises during the hours specified in Item 13 and, if We have agreed to do so at Your request, other than during the hours in Item 13;

          (ii) Our plant and equipment in the Building in good working order;
               and

          (iii) the Common Areas clean.

     (c) You may not terminate this Licence or stop or reduce payments under it because a Service is not available or is interrupted or fails or Our plant or equipment breaks down or the Common Areas are not clean.

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                              DECEMBER 2005 EDITION

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                                                                         Page 18


18.2 CONSENTS

     (a) If We have agreed to obtain a person's consent in connection with this Licence We must do everything reasonably necessary to obtain that consent and inform You in writing within seven (7) days after receiving consent or having it refused.

     (b)  We may:

          (i) carry out any works in the Building or the Premises (including but not limited to alterations and redevelopment) or limit access to or close the Common Areas if We take reasonable steps (except in emergencies) to minimise interference with Your Business;

          (ii) exclude or remove any person from the Building;

          (iii) restrict access to delivery and pick-up areas if We take reasonable steps (except in emergencies) to minimise interference with Your Business;

          (iv) permit functions displays parades and other activities in the Building (including without limitation the Common Areas and the atrium);

          (v)  install and use a public address system throughout the Common
               Areas;

          (vi) change the direction or flow of pedestrian or vehicular traffic in to, out of, or through the Building; and

          (vii) change the name or logo of the Building or the Park.

18.3 TO ENTER

     (a) We may enter the Premises at reasonable times on reasonable notice to see if You are complying with Your obligations under this Licence or to do anything We must or may do under this Licence.

     (b) If We decide there is an emergency We may enter the Premises at any time without notice.

18.4 INSPECTIONS

     After giving reasonable notice We may:

     (a)  enter the Premises to show persons through the Premises; and

     (b) display for a reasonable time from the Premises a sign indicating that the Premises are available for licence.

18.5 ACCESS TO BUILDING

     If We decide there is an emergency We may stop You from entering the Building at any time.

18.6 ENFORCING RIGHTS AND NO EXCLUSIVE BUSINESS

     We may:

     (a) enforce Our rights against You whether or not We enforce Our rights against other occupiers of the Building; and

     (b) licence any part of the Building for a business which competes with Your Business.

18.7 TO DEAL WITH THE LAND

     Subject to clause 18.1(a) We may subdivide the Building or other premises in it or grant easements or other rights over the Building or the Premises.

18.8 CHANGE OF OWNER

     If We deal with Our interest in the Building We can transfer Our rights and obligations under this Licence and We are released from any obligation under this Licence arising after another person acquires Our interest in this Licence end You will do everything to transfer the benefit of the security to that person. In that event We must at

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                              DECEMBER 2005 EDITION

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                                                                         Page 19


     Our own cost procure from that other person a deed with and in Your favour whereby that other person agrees to observe, perform and be bound by this Licence.

18.9 WE MAY RECTIFY

     After giving You reasonable notice of what is to be done We may do at Your cost anything which You should have done under this Licence but which You have not done or which We consider You have not done properly.

18.10 AGENTS

     We may appoint agents or others to exercise any of Our rights or perform any of Our duties under this Licence. Communications from Us override those from the agents or others if they are inconsistent.

18.11 COMMON AREAS

     (a) Subject to this Licence and the Rules You may use the Common Areas for the purposes for which they are intended.

     (b) We may use the Common Areas for any purpose including special events and occasions at which time You will not be permitted to use them unless We permit You.

18.12 FACILITIES

     If We provide facilities in the Building such as lecture theatres seminar and conference rooms and associated equipment and services You may book these facilities in accordance with Our standard booking procedure upon payment of Our standard charges, both as determined by Us from time to time.

18.13 RULES

     We may delete, add to or vary the Rules which have effect with respect to the operation, use, safety, management and occupation of the Building. We must give You a notice about Rules We delete, add to or vary.

18.14 CAR PARKING

     This Licence does not grant to You any rights to motor vehicle parking in the Park. The limited parking areas within the Park are accessible:

     (a)  casual : daily fee (subject to availability);

     (b)  non-casual : separate Deed of Licence for Parking of Motor Vehicles.

19.  OBLIGATIONS AT THE END OF THIS LICENCE

19.1 YOU MUST VACATE

     You must cease to use the Premises by 6:00 pm on the earlier of the Terminating Date and the date this Licence ends and subject to clause 19.2(a) leave them in a satisfactory condition having regard to Your obligations under this Licence.

19.2 REMOVAL OF YOUR PROPERTY

     (a) When this Licence ends You must remove Your Property from the Premises unless We permit it to remain, and promptly make good any damage caused by that removal.

     (b) Title to any items of Your Property permitted to remain and which You leave will vest in Us when this Licence ends.

     (c)  You must not remove Your Property which:

          (i) We have stated (as a condition of giving approval to installation) may not be removed; or

          (ii) Is part of structural work done by You to the Premises unless We give You a notice requiring You to remove that part of Your Property.

     (d) Subject to clauses (c)(i) and (c)(ii) You must remove Your Property from the Premises during the seven (7) days immediately before the date You have to cease to use the Premises.

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19.3 YOUR PROPERTY NOT REMOVED

     (a) If We terminate this Licence by re-entry You must give Us a notice within seven (7) days after termination that You will remove Your Property which You may or must remove from the Premises.

     (b) Within seven (7) days after You give Your notice We must give You a notice stating which items of Your Property You may remove in accordance with clause 19 and when and how Your Property is to be removed from the Premises and by whom.

     (c) We may treat Your Property as abandoned and deal with it in any way We see fit at Your expense if You do not:

          (i)  give Your notice on time; or

          (ii) remove Your Property in accordance with clause 19 or a notice given under it.

     (d)  Your Property is at Your risk at all times.

     (e) On the date You must cease to use the Premises You must give Us the keys access cards and similar devices for the Building and the Premises held by You and any other person You have given them to.

19.4 REINSTATEMENT

     When this Licence ends You must reinstate the Premises to their condition on the Commencing Date including removal of any works which You have carried out to the Premises unless under clause 19 We state that You must not remove the works or that You need not reinstate.

20.  DEFAULT

20.1 ESSENTIAL TERMS

     Each of Your obligations to pay money and Your obligations under clauses 5, 6, 7, 8, 9, 10, 12, 13, 14, 16 and 17 are essential terms of this Licence. Other obligations under this Licence may become essential terms including those clauses in Annexure "D" which are also specified as essential terms.

20.2 OUR RIGHT TO END THIS LICENCE

     (a)  We may end this Licence by giving You notice or by re-entry if You:

          (i)  repudiate Your obligations under this Licence;

          (ii) do not comply with an essential term of this Licence; or

          (iii) do not comply with an obligation under this Licence (which is not an essential term) and in Our reasonable opinion:

               (A) the non-compliance can be remedied but You do not remedy it within a reasonable time after We give You notice to remedy it;

               (B)  the non-compliance can not be remedied or compensated for;
                    or

               (C) the non-compliance can not be remedied but We can be compensated and You do not pay Us compensation for the breach within a reasonable time after We give You notice to pay it;

          (iv) assign Your Property for the benefit of Your creditors;

          (v) if You are a corporation, You become an externally administered body corporate under the Corporations Act 2001;

          (vi) fail to pay any money (including licence fee, Your Share of Outgoings and other payments) within fourteen (14) days of the due date for payment of those monies.

     (b) We may end this Licence if the Head Lease is terminated for any reason.

     (c)  If this Licence ends under clause 20:

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                              DECEMBER 2005 EDITION

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                                                                         Page 21


          (i) You indemnify Us against any liability or loss arising and any cost incurred (whether before or after termination of this Licence) in connection with Your breach or the end of this Licence including Our loss of the benefit of You performing Your obligations under this Licence from the date that it ended until the Terminating Date; and

          (ii) We must take reasonable steps to mitigate Our loss.

21.  DAMAGE TO BUILDING OR PREMISES AND RESUMPTION

21.1 If the Building is damaged so that Your use of the Premises is substantially adversely affected We must give You a notice within a reasonable time after the damage occurs either:

     (a) terminating this Licence on a date not less than two (2) weeks after the date We give the notice; or

     (b)  stating that We intend to make the Premises fit for Your use.

21.2 If We do not make the Premises fit for Your use within a reasonable time after giving Our notice that We intend to do so, You may give Us a notice stating that You will terminate this Licence if We do not make the Premises fit within a reasonable time after You give Your notice.

21.3 ABATEMENT OF PAYMENTS

     (a) You may reduce Your payments under this Licence from the date the damage occurs to the date this Licence is terminated or to the date before the Premises are made fit for Your use. Any reduction must be proportionate to the loss of amenity caused by the damage.

     (b) You may not terminate this Licence or reduce payments under clause 21 if;

          (i)  the damage is caused or contributed to by; or

          (ii) rights under an insurance policy in connection with the Building are prejudiced or a policy is cancelled or payment of a premium or a claim is refused by the insurer because of;

          Your act omission negligence or default.

     (c) Clause 21 does not oblige Us to restore or reinstate the Building or the Premises.

     (d)  Any dispute under clause (a) will be referred to arbitration.

21.4 RESUMPTION

     If the Building or any substantial part of it is resumed or otherwise permanently taken for public purposes We may give You a notice terminating this Licence with effect from whatever date is stated in the notice.

22.  RELOCATION

22.1 RELOCATION NOTICE

     For any reason We may give You a relocation notice:

     (a) requiring You to surrender this Licence and vacate the Premises on a specified surrender date which is at least three (3) months after We give You the relocation notice; and

     (b) giving details of new premises within the Park to be made available to You and offering to enter in to a new licence of those premises on terms determined by Us in Our absolute discretion.

22.2 REJECTION OR ACCEPTANCE

     You are taken to have accepted the offer of a new licence unless You give Us notice of termination of this Licence within one (1) month after We give the relocation notice. If You give a termination notice on time, this Licence is ended and You must vacate the Premises on the date that is three
     (3) months after the date We gave the relocation notice.

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                                                                         Page 22


22.3 NEW LICENCE

     Unless You have given a termination notice on time We may give You a form of surrender of this Licence and the form of new licence. The new licence must be:

     (a) for a term beginning on the date after the surrender date and ending on the Terminating Date; and

     (b) otherwise similar to this Licence and with those changes necessary to make it appropriate to the new premises including but not limited to licence fee, or as required by clause 22.1(b) and by clause 3.4(e).

22.4 REASONABLE COSTS TO BE PAID BY US

     Unless You have given a termination notice on time. We must pay Your reasonable Costs of Relocation, stamp duty and reasonable legal costs and disbursements in connection with Your execution of the surrender of this Licence and the new licence.

22.5 STAMP DUTY REFUND

     You must do everything reasonably necessary to ensure that any stamp duty refundable on this Licence is paid to Us.

22.6 RIGHTS AND OBLIGATIONS

     In connection with any fit-out or other works which You do under clause 22, We have the same rights and You have the same obligations as those in clause 16 except that We must pay those costs which We must pay under clause 22.4.

22.7 SURRENDER OF LICENCE

     If You do not give Us a termination notice on time on or before the surrender date You must vacate the Premises and give Us:

     (a)  the surrender of this Licence executed by You;

     (b)  Your counterpart of this Licence;

     (c)  the new licence executed by You; and

     (d) a guarantee and Indemnity in connection with Your obligations under the new licence by the same person or another person acceptable to Us on the same terms as any given in connection with Your obligations under this Licence.

22.8 RELEASE

     You release Us from and agree that We are not liable for liability or loss arising from and cost incurred in connection with You relocating to new premises (except for those costs We agree to pay under clause 22.4).

23.  DEMOLITION

23.1 TERMINATION NOTICE

     If We want to demolish, substantially repair, renovate or reconstruct the Building or the part of it containing the Premises, We must give You:

     (a)  details of the proposed works; and

     (b) at least six (6) months' notice of termination unless this Licence is for twelve (12) months or less, In which case the notice of termination must be at least three (3) months.

23.2 YOU CAN END LICENCE

     After We have given a termination notice under clause 23.1 You may end this Licence at any time within six (6) months before the termination date in Our notice by giving Us at least seven (7) days' notice of termination (unless this Licence is for twelve (12) months or less in which case You may give Your notice at any time within three (3) months before the termination date in Our notice).

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                              DECEMBER 2005 EDITION

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                                                                         Page 23


24.  GUARANTEE AND INDEMNITY

24.1 CONSIDERATION

     (a) If there is a name or an Australian Company Number specified in Item 18, clause 24 applies.

     (b) The Guarantor gives this guarantee and indemnity in consideration of You agreeing to enter in to this Licence. The Guarantor acknowledges the receipt of valuable consideration from You for the Guarantor incurring obligations and giving rights under this guarantee and indemnity.

24.2 GUARANTEE

     The Guarantor unconditionally and irrevocably guarantees to Us the due and punctual performance and observance by You of Your obligations:

     (a)  under this Licence (including any extension or holding over); and

     (b) In connection with Your occupation of the Premises including the obligations to pay money.

24.3 INDEMNITY

     As a separate undertaking the Guarantor unconditionally and irrevocably indemnifies Us against all liability or loss arising from and any costs charges or expenses incurred in connection with a breach by You of this Licence (including any extension or holding over) including a breach of the obligations to pay money. It is not necessary for Us to incur expense or make payment before enforcing that right of indemnity.

24.4 INTEREST

     The Guarantor agrees to pay interest on any amount payable under this guarantee and Indemnity from when the amount becomes due for payment until it is paid in full. Accumulated interest is payable at the end of each month. The interest rate to be applied to each daily balance is the Default Rate.

24.5 ENFORCEMENT OF RIGHTS

     The Guarantor waives any right it has of first requiring Us to commence proceedings or enforce any other right against You or any other person before claiming under this guarantee and indemnity.

24.6 CONTINUING SECURITY

     This guarantee and Indemnity is a continuing security and is not discharged by any one payment.

24.7 GUARANTEE NOT AFFECTED

     The liabilities of the Guarantor under this guarantee and indemnity as a guarantor, indemnifier or debtor and Our rights under this guarantee and indemnity are not affected by anything which might otherwise affect them at law or in equity including but not limited to one or more of the following:

     (a) Our granting time or other Indulgence to, compounding or compromising with or releasing You;

     (b)  acquiescence, delay, acts, omissions, or mistakes on Our part;

     (c)  any transfer of one of Our rights;

     (d)  any variation extension or renewal of this Licence or holding over;

     (e) the Invalidity or unenforceability of an obligation or liability of a person other than the Guarantor;

     (f)  any change in Your use of the Premises;

     (g)  this Licence not being effective as a licence during its term; or

     (h) any disclaimer by a liquidator of Your obligations under this Licence (or any extension or holding over).

24.8 SUSPENSION OF GUARANTOR'S RIGHTS

     Until all money payable to Us in connection with this Licence is paid the Guarantor may not without Our approval:

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

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                                                                         Page 24


     (a) raise a set-off or counterclaim available to it or You against Us in reduction of Your liability under this guarantee and indemnity;

     (b) claim to be entitled by way of contribution indemnity subrogation marshalling or otherwise to the benefit of any security or guarantee held by Us in connection with this Licence;

     (c)  make a claim or enforce a right against You or Your Property; or

     (d) prove in competition with Us if a liquidator provisional liquidator receiver administrator or trustee in bankruptcy is appointed in respect of You or You are otherwise unable to pay Your debts when they fall due.

24.9 REINSTATEMENT OF GUARANTEE

     If a claim that a payment to Us in connection with this Licence or this guarantee and indemnity is void or voidable (including but not limited to a claim under laws relating to liquidation administration insolvency or protection of creditors) is upheld conceded or compromised then We are entitled immediately as against the Guarantor to the rights to which it should have been entitled under this guarantee and indemnity if the payment had not occurred.

24.10 COST

     The Guarantor agrees to pay or reimburse Us on demand for:

     (a) Our costs charges and expenses in making enforcing and doing anything in connection with this guarantee and indemnity including but not limited to legal costs and expenses on a full indemnity basis; and

     (b) all stamp duties fees taxes and charges which are payable in connection with this guarantee and indemnity or a payment receipt or other transaction contemplated by it.

     Money paid to Us by the Guarantor must be applied first against payment of costs charges and expenses under clause 24.10 then against other obligations under this guarantee and indemnity.

                        INTERPRETATION AND OTHER MATTERS

25.  MEANING OF WORDS IN LICENCE

25.1 In this Licence:

     "ATP" means the Park;

     "AUSTRALIAN INSTITUTE" means the Australian Property Institute (Inc) New South Wales Division;

     "AUTHORITY" means any Government or Governmental, semi-Governmental, local Government, administrative, fiscal or judicial body, Department, Commission, Authority, Tribunal, agency or entity which has jurisdiction with respect to the Land, the Building, or anything You do or propose doing in the Premises including the conduct of Your Business;

     "BANK GUARANTEE" means an unconditional undertaking (or any replacement or addition to it under clause 9) by a bank on terms acceptable to Us acting reasonably to pay on demand the amount in Item 16;

     "BUILDING" means Our Building described in Item 3 which Includes;

     (a) the Land and any adjoining or nearby land which We use or include for the purposes of Our Building or other undertaking related to Our Building; and

     (b) all buildings structures and property (other than Your Property) on the Land and the other land;

     "COMMENCING DATE" means the date in Item 5;

     "COMMERCIAL AREAS OF THE BUILDING" means those parts that are or are intended to be licensed to a person for the separate occupation of that person at a commencement licence fee but Commercial Areas do not include common areas; function and exhibition spaces; theatres; dining facilities; workshop and machine display areas;

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                              DECEMBER 2005 EDITION

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                                                                         Page 25


     "COMMON AREAS" means those parts of the Building which We intend for common use which include loading docks entrances footpaths access ways stairs elevators and toilets and those parts of the Park necessary to gain access to the Building;

     "CONSUMER PRICE INDEX" means the Consumer Price Index - All Groups for Sydney published by the Australian Bureau of Statistics or the index officially substituted for it;

     "CONTAMINATION" means a solid, liquid, gas, odour, heat, sound, vibration, radiation, substance or other material which makes or may make any part or the whole of the Premises or the surrounding Environment;

     (a) unsafe or unfit for habitation or occupation by persons or animals (including fish and insects);

     (b) degraded in its capacity to support plant or animal (including fish and insects) life; or

     (c)  otherwise environmentally degraded;

     "COSTS OF RELOCATION" MEANS:

     (a) the cost of removing to new premises Your Property which is movable and not a fixture;

     (b)  the lower of:

          (i)  the written-down value in Your books; or

          (ii) the fair market value;

          of that part of Your Property which You installed in the Premises which is built in and which can not reasonably be moved to and reinstated in that new Premises;

     BUT Costs of Relocation does not include Your Property which:

     (c) We have stated (as a condition of giving approval to installation) may not be removed;

     (d)  is part of structural work done by You to the Premises;

     "CPI ADJUSTMENT DATE" means each date in Item 9;

     "CURRENT CPI" means the Consumer Price Index number for the quarter ending immediately before the relevant CPI Adjustment Date;

     "DEFAULT RATE" means the rate which is two per centum (2%) per annum above the rate quoted on the date of demand by Our nominated banker on unsecured overdraft accommodation over one hundred thousand dollars ($100,000.00);

     "ENVIRONMENT" includes all aspects of the surroundings of human beings including:

     (a) the physical characteristics of those surroundings such as the land, the waters, the air, the atmosphere and/or indoor workspaces;

     (b) the biological characteristics of those surroundings such as the animals (including fish and insects), plants and other forms of life; and

     (c) the aesthetic characteristics of those surroundings such as their appearance, sounds, smells, tastes and textures;

     "ENVIRONMENTAL LAW" means all laws (including without limitation, statutes, regulations, orders, notices, ordinances, directions, notices, or other requirements) relating to the environment including but not limited to planning, heritage, environmental assessment, health, safety, toxic or hazardous materials waste, disposal, contamination or pollution and all licenses, approvals, consent, permission or other permits issued or required to be issued thereunder;

     "GUARANTOR" means a person in Item 18;

     "HAZARDOUS MATERIALS" means any material, substance, gas, liquid, chemical, biological, mineral or other physical matter which is toxic, flammable or inflammable, harmful to the environment (including but not limited to any life form) or causes or potentially may cause pollution, contamination, or any hazardous or toxic spill, leak or discharge

                                                                     2 June 2006

                              DECEMBER 2005 EDITION
     or otherwise causes damage (including but not limited to asbestos or any similar material or compound or similarly hazardous material or compound);

     "HEAD LEASE" means the lease of the Land between Us as tenant and City West Development Corporation as landlord granted or to be granted pursuant to the Agreement for Lease between the same parties dated on or about 21 December 1995;

     "INDUSTRIAL SPECIAL RISKS INSURANCE" means a policy of insurance which provides a cover no less extensive than that to be found in Industrial Special Risks Industry Advisory Wording Mark IV or Mark V which typically provides comprehensive insurance;

     by Covering:                property (Including employees' effects)
                                 belonging to You or held in trust or on
                                 commission or for which You may be responsible;

     against Perils:             causing physical loss or damage or destruction
                                 (material damage) and causing loss of gross profit and increased cost of working and claim preparation costs (consequential loss);

     with Limits of Liability:   stated with respect to:

                                 -    burglary and theft;

                                 -    money;

                                 -    accidental damage;

                                 -    plate glass;

                                 -    directors' and employees' personal
                                      effects;

                                 -    fusion;

                                 -    removal of debris;

     and with Basis of
     Loss/Settlement:            for plant, machinery and other contents at
                                 reinstatement/ replacement value and extra costs of reinstatement;

     within the limits of the sum insured;

     "ITEM" means an item referred to in the Reference Schedule;

     "KEY VISITOR" means;

     (a) a senior executive or a body corporate unincorporated association firm or authority which We consider to be significant;

     (b)  a person of national or international standing;

     (c)  a politician at any level of any government; and

     (d)  a person whom We otherwise consider important or a dignitary;

     "LAND" means the land on which the Building is situated;

     "LETTABLE AREA" means the "Net Lettable Area - Office Buildings" (NLA) calculated by Our surveyor using the Method of Measurement for Lettable Area - March 1997 of the Property Council of Australia applicable at the Commencing Date;

     "LICENCE FEE" means the yearly amount in Item 7 as varied under this Licence;

     "LICENCE FEE ADJUSTMENT DATE" means the date(s) referred to in Item 8 or
     Item 9 of this Licence;

     "LICENCE FEE DAY" means the Commencing Date and, for each month, the first day in each month;

     "NETWORK" means the data and communications (internet and intranet) network at the ATP and comprises extensive fibre-optic computer network with a backbone of Cisco 5000/4000 data switches and a microwave Internet connection;

     "NETWORK SERVICES" means the services as described in Annexure "C" and "Network Service" shall have a corresponding meaning;

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

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                                                                         Page 27


     "OUR PROPERTY" means all plant equipment fixtures and Our other property within the Premises;

     "OUTGOINGS" means:

     (a) all amounts paid payable or incurred by Us for an Outgoings Year in connection with the Land and the operation, repair and maintenance of the Building including:

          (i) rates and assessments and usage and consumption and other charges (including Service charges) imposed by any Authority and levies and charges imposed under strata community title or similar legislation;

          (ii) land taxes on the basis that the Land included in the Building is the only land We own and:

               (1)  is not subject to a special trust; and

               (2) that We are not a non-concessional company under the Land Tax Management Act 1956;

          (iii) taxes (except income or capital gains tax) levies imposed deductions charges withholdings and duties imposed by any Authority;

          (iv) insurance which We reasonably consider is appropriate including building public liability plate glass Industrial special risks and loss of licence fees insurance;

          (v) cleaning the Building including Common Areas and keeping it free of vermin and refuse;

          (vi) Indoor and outdoor gardening and landscaping;

          (vii) caretaking services security and regulating traffic;

          (viii) management and administration fees and costs including salaries, wages, superannuation, pension payments, payroll taxes, and workers' compensation insurance premiums;

          (ix) supplying maintaining and repairing including comprehensive maintenance contracts and replacing parts and components associated with repair, Services;

          (x) the supply of Services which are not separately metered to an occupier;

          (xi) repairs redecoration maintenance and upkeep of the Common Areas;

          (xii) repair, maintenance, renovation and upkeep of the Building;

          (xiii) rent, outgoings, costs and charges, payable under the Head
               Lease;

          (xiv) accounting and audit costs incurred in calculating outgoings;

     (b) the proportion specified in Item 10 (as varied) of all amounts (not already included in (a)) paid payable or incurred by Us for an Outgoings Year in connection with Our estate in and the operation repair and maintenance of the Park in respect of:

          (i)  the Park Common Areas;

          (ii) the control, management and maintenance of the Park Common Areas;

          (iii) the provision of services, facilities and infrastructure to the Park as a whole where there is no direct expense recoupment for the provision of such services, facilities or infrastructure from any occupier of the Park;

          and without limiting the generality of the foregoing shall include:

          (iv) all local authority rates, taxes, charges and assessments paid or payable to the appropriate municipal, shire or local authority;

          (v) all rates, taxes, charges, assessments, outgoings and impositions relating to the provision and operation of all water and sewerage services;

          (vi) land taxes and taxes in the nature of a tax on land;

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

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                                                                         Page 28


          (vii) rates, charges and other levies payable to any local or other authority other than such of those charges as are payable by a Tenant or occupier in the terms of a Lease or Licence;

          (viii) all other rates, taxes, charges, assessments, outgoings and impositions whatsoever (whether parliamentary, municipal or otherwise and whether assessed charged or imposed by or under Federal or State law or by Federal, State or local authorities and whether of a capital or revenue or any other basis and even though of a novel character) which may be assessed charged or imposed;

          (ix) all head lease rent payable under a head lease(s) of the Park Common Areas;

          (x) all insurance premiums payable in respect of the Park Common Areas Including any Building and structures thereon and Our fittings and fixtures therein for their full insurable reinstatement value against fire, flood, lightning, storm and tempest, mechanical breakdown, public liability and plate glass and against such other risks (referable to a Building or to Us or Our ownership or interest in a Building) as We may deem necessary or desirable;

          (xi) the cost of operating and maintaining (including maintenance contracts) of all Services supplied to any Building on the Park Common Areas including, but without limiting the generality of the foregoing, all charges for electricity, gas, excess water, oil, telephone and sewerage services, air conditioning plant and equipment, lighting, Fire services, cleaning, glass cleaning, rubbish removal and toilet requisites;

          (xii) all costs for or in connection with the maintenance, renovation and upkeep of any Building on the Park Common Areas including the cost of exterior painting and any structural work;

          (xiii) all reasonable management control and security costs In connection with the Park Common Areas including, but without limiting the generality of the foregoing, salaries, wages, superannuation and pension payments and workers' compensation insurance premiums;

          (xiv) all costs incurred for or in connection with the Park Common Areas including but without limiting the generality of the foregoing:

               (1) services (including lighting) supplied to the Park Common Areas;

               (2) maintenance and upkeep (including re-establishment) of roads, pathways, plazas, ovals, landscaped areas and all other active and passive recreation areas;

               (3)  fencing and security;

               (4) all other costs properly incurred with respect to the Park Common Areas;

               (5) accounting and audit costs incurred in calculating Park Outgoings;

               or such part of an expense aforesaid as We, acting reasonably, determine is properly chargeable as a Park Outgoing.

     BUT Park Outgoings will not include any services, facilities or infrastructure provided at the request or for the specific benefit of an occupier;

     "OUTGOINGS YEAR" means the twelve (12) month period ending on 30 June in each year or on another date specified in a notice We give to You;

     "PARK" means the Australian Technology Park Eveleigh and includes;

     (a)  the land on which the Park is located;

     (b)  the buildings from time to time erected on the land; and

     (c)  any other Improvements from time to time erected on the land;

     "PARK ENTRY CRITERIA" means the entry requirement for organisations wishing to locate at the ATP as listed below:

     (a)  RESEARCH, DEVELOPMENT AND INNOVATION

          - Research and development, or education intensive, measured by the proportion of turnover generated at the ATP which Is spent on these activities. This Is generally set at around 80%.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

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                                                                         Page 29


          - The approach taken by the ATP to the allowable activities on the Park; revolves around the definition of what constitutes R&D. As with all our activities, our role is to be as flexible as we possibly can while maintaining our primary Focus of developing a world class technology park. As such we generally describe the various activities to encompass, but not necessarily be limited to the following:

               Definitions

          - You must have a record of innovation, or a strong potential to establish such a record.

     (b)  ATP UNIVERSITIES (DASIRABLE BUT NOT MANDATORY)

          - Existing relationship with one or more of the sponsoring universities, or a capacity and Interest to build such a relationship.

          - Technology focused on the Integrated Research Strengths of the participating universities or relevant to emerging technologies around which the sponsoring universities have expressed an Intent to build expertise.

     (c)  ATP CITIZENSHIP

          - Interest in and/or capability to participate in Joint research and development projects with sponsoring universities and/or other park residents, or potential park residents.

          - Interest in establishing linkages with other park residents; and in sharing non-proprietary, non-competitive Information and resources with other park residents.

          - Preparedness to contribute to an ATP operated data base of key issues, outcomes, personnel, and methodologies used to promote the tenant and the ATP nationally and internationally.

          - Preparedness to participate in ATP sponsored functions wherein results of developments and dissemination of information across technology disciplines is the primary focus. Intended for the park community.

          - A preparedness to make use of park-provided services and facilities where appropriate, in order to generate a sense of community and cohesion within the park.

          - Predisposition towards the use of Australian resources in manufacturing or human resource requirements,

     (d)  ENVIRONMENTAL SUSTAINSABILITY

          - Non-polluting, or demonstrated capacity to contain pollution and sympathy towards ecologically sound practices.

          - A positive approach to, and support for energy management and conservation.

     (e)  Education

          - Interest in shaping educational curriculum, and preparedness to participate in formal education skills based programs to promote technological Involvement in industry.

     (F)  MARKETING

          - Willingness to credit the ATP where appropriate in written or other submissions to promote the ATP as a centre of pre-eminent development and research.

          - Commitment to contribute in a meaningful way to a newsletter (in written, electronic, or other form) published by the ATP from time to time for local, national or international distribution.

          - Interest in maintaining and enhancing the park's reputation and image.

          - Interest in marketing the park, including welcoming park visitors (by appointment).

          - Interest in facilitating the attraction of other organisations to the park, particularly those where a relationship already exists.

          - Acceptance that "Australian Technology Park" will form part of the address of the tenant;

     "PARK COMMON AREAS" includes those parts of the Park denoted "PUBLIC RECREATION"; "PUBLIC OPEN SPACES AND SHARED ZONES"; "ROADS"; and "POSSIBLE COMMUNITY FACILITIES" on the Plan "Land Uses" annexed to the Agreement for Lease between Us as tenant and City West Development Corporation dated 21 December 1995, that are not or are not intended to be leased or licensed to a person for the separate occupation of that person as tenant or licensee;

----------
(1) IT SHOULD BE NOTED THAT FOR SOME PRODUCT CATAGORIES THERE IS LITTLE DIFFERENCE BETWEEN PILOT OPERATIONS AND FULL SCALE COMMERCIAL PRODUCTION. SUCH CASES WILL BE ASSESSED ON THEIR INDIVIDUAL MERITS.

                                                                     2 June 2006

                              DECEMBER 2006 EDITION

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                                                                         Page 30


     "PERMITTED USE" means the use in Item 12;

     "PREMISES" means that part of the Building described in Item 4, the boundaries of which are:

     (a)  the inside surface of the walls (under any paint or wall covering);

     (b)  the outside surface of any windows;

     (c) the lower surface of the ceiling (above any false or suspended celling); and

     (d)  the upper surface of the floor (under any floor covering);

     Including Our Property;

     "PREVIOUS CPI" means the Consumer Price Index number for the quarter ending immediately before the date on which the licence fee was last reviewed before the relevant CPI Adjustment Date (or if It has not been reviewed the Commencing Date);

     "REFERENCE SCHEDULE" means the reference schedule to this Licence;

     "RULES" means the Rules set out in Annexure "C" and includes any rules of the Building as made or varied under this Licence;

     "SECURITY DEPOSIT" means the amount in Item 17;

     "SERVICES" means the services to or of the Building provided by authorities or by Us (including but not limited to water electricity gas oil air conditioning garbage illumination toilets (and toilet supplies) fire data communications sewerage trade waste and lifts);

     "TERMINATING DATE" means the date in Item 6;

     "VALUER" means a fellow or an associate of not less than five (5) years' standing, of the Australian institute, active in the relevant market at the time of his appointment and with at least five (5) years' experience in valuing the Kind of premises licensed by this Licence;

     "We" means the person described in Item 1 and where relevant includes Our manager employees and any person We authorise;

     "You" means the person described in Item 2 and where relevant includes Your employees agents contractors and invitees;

     "YOUR BUSINESS" means the business carried on by You from the Premises;

     "YOUR PROPERTY" means all property within the Premises which is not Our Property;

     "YOUR SHARE" means for an Outgoings Year an amount (expressed in dollars) calculated by the formula:

                                    P x N x O
                                    ---------
                                        D

     Where:

     P = the proportion (expressed as a percentage) obtained by dividing the Lettable Area of the Premises by the Lettable Area of the Commercial Areas of the Building being the percentage in Item 11 (as varied);

     N =  the number of days of this Licence in total Outgoings Year;

     O =  the Outgoings for that Outgoings Year; and

     D =  the number of days in that Outgoings Year.

25.2 Unless the contrary intention appears;

     (a)  the singular Includes the plural and vice versa;

     (b) person includes a firm a body corporate an unincorporated association or an authority;

     (c)  You includes Your and We includes Us and Our;

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

     (d)  an agreement representation or warranty:

          (i) in favour of two or more persons is for the benefit of them jointly and severally; and

          (ii) on the part of two or more persons binds them jointly and severally; and

     (e)  a reference to:

          (i) a person includes the person's executors administrators successors substitutes (including but not limited to persons taking by novation) and assigns;

          (ii) a document includes any variation or replacement of it;

          (iii) a law includes regulations and other instruments under it and amendments or replacements of any of them;

          (iv) a thing includes the whole and each part of it;

          (v)  a date includes that date;

          (vi) a group of persons includes all of them collectively any two or more of them collectively and each of them Individually; and

          (vii) the president of a body or authority includes any person acting in that capacity.

25.3 If You may not do something in connection with this Licence You may not do anything which may result in it happening.

26.  NOTICES AND APPROVALS

26.1 A notice or approval must be:

     (a)  in writing; and

     (b) delivered to the party or left at or posted by certified mail to the address or sent to the facsimile number of the party in Item 15 as varied by notice.

26.2 A notice or approval is taken to be given:

     (a)  if delivered to or left at the address of the party, on that day:

     (b)  if posted, on the third day after posting; and

     (c) if sent by facsimile on that day, if it is sent before 5:00pm, or otherwise on the next business day after it is sent unless the sender is aware that transmission is impaired.

27.  MISCELLANEOUS

27.1 WAIVER AND VARIATION

     (a) A provision of or a right under this Licence may not be waived or varied except in writing signed by whoever is to be bound.

     (b) An attempt by Us to mitigate Our loss is not a surrender of this Licence. It is not a waiver of any breach or of Our rights under this Licence If We:

          (i) accept licence fee or other money under this Licence (before or after termination);

          (ii) do not exercise or delay exercising any right under clause 20;

          (iii) give any concession to You; or

          (iv) attempt to mitigate Our loss.

                                                                     2 June 2006

                             DECEMBER 2005 EDITION

27.2 APPROVALS

     We may give conditionally or unconditionally or withhold Our approval In Our absolute discretion unless this Licence expressly says otherwise.

27.3 PRIOR BREACHES

     Expiry or termination of this Licence does not affect any rights in connection with a breach of this Licence before then.

27.4 CAVEATS

     You must not lodge a caveat on the title to the Land.

27.5 WARRANTIES AND UNDERTAKINGS

     (a)  You warrant that You have:

          (i) relied only on Your own enquiries in connection with this Licence and not on any representation or warranty by Us or any person acting or seeming to act on Our behalf; and

          (ii) notice of the Rules current when signing this Licence.

     (b) You must comply on time with undertakings given by You or on Your behalf in connection with this Licence.

27.6 COUNTERPARTS

     This Licence may consist of a number of counterparts and the counterparts taken together constitute one and the same Instrument.

27.7 SEVERABILITY

     If any provision of this Licence is or becomes invalid or unenforceable or both all other provisions which are capable of separate enforcement without regard to the invalid or unenforceable provision are and continue to be valid and enforceable.

27.8 GOVERNING LAW

     This Licence is to be governed by construed and take effect in accordance with the laws of New South Wales and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of New South Wales.

27.9 DEED

     This Licence is a deed.

                                                                     2 June 2006

                             DECEMBER 2005 EDITION

Annexure "C" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the ______________ day of June, 2006

                                     RULES

Each occupier ("Licensee") must comply with the following rules.

In these rules:

"INVITEES" means the Licensee's officers, employees, clients, customers, agents, contractors and invitees;

"PARKING AREA" means a part of the Park (Including a building) designated as a Parking Area for Motor Vehicles;

"PREMISES" includes any licensed areas which the Licensee is permitted to use.

1.   OBSTRUCTION OF ACCESS WAYS

1.1 The Licensee or its invitees must not in any way obstruct or permit the obstruction of the pavements, driveways, entrances, corridors, lifts, stairways, fire doors and escape doors relating to the Building or use them for any purpose other than for access to and egress from their respective Premises.

2.   OBSTRUCTION OF LIGHT OR AIR

2.1 The Licensee must not cover or obstruct the skylights, glazed panels, ventilators, airconditioning ducts and outlets or windows that reflect or admit light or air into the stairways or corridors or into any part of the Building, or cover or obstruct any lights or any other means of Illumination in the Building.

3.   RECEPTION

3.1 The reception area of the Licensee's Premises must be kept neat and clean and attended during Normal Business Hours.

3.2 The Licensee must not permit any goods, structures, shelving or fittings to be visible through the glass of any Common Area corridor or dividing partition.

4.   WINDOWS

4.1 The windows in the Building must not be opened by the Licensee or its invitees.

4.2 No window blind, window screen, awning or floor covering may be erected or installed without the prior written approval of the Licensor.

4.3 To ensure the designed performance of the airconditioning equipment the Licensee must keep in the proper operational position (as determined by the Licensor from time to time) any window, curtains, blinds, awnings or other coverings or devices installed or used for the purpose of reflecting or excluding solar heat or light.

5.   SIGNS

5.1 The Licensee must not paint, display or affix any sign, advertisement, name flagpole, flag or notice on any part of the outside or inside of the Building except with the prior written consent of the Licensor and then only of a colour, size and style and in 8 place or places as are first approved by the Licensor.

6.   DIRECTORY BOARDS

6.1 The Cost of affixing the Licensee's name on directory boards in the main foyer and on each floor must be paid by the Licensee.

                                                                     2 June 2006

                             DECEMBER 2005 EDITION

6.2 The Licensee's name on each directory board will be in a style and colour determined, after consultation with the Licensee, from time to time by the Licensor.

7.   COMMUNICATIONS EQUIPMENT

7.1 No telephone, television, radio or other communication mast, antenna, transmitter or dish may be affixed to any part of the Licensee's Premises or the Building without the prior consent in writing of the Licensor.

7.2 No radio or television receiver, loud speaker, amplifier or other similar device may be used or operated within the Licensee's Premises so that the sound may be heard in any part of the Common Areas or in premises licensed to other occupiers.

8.   KEEPING OF ANIMALS

8.1 Animals or birds must not be kept in the Licensee's Premises or the Building without the Licensor's written consent, which may be refused in the Licensor's absolute discretion.

9.   RUBBISH AND WASTE MANAGEMENT

9.1 The Licenses and its invitees must not throw anything out of the windows or doors or over the balcony of any patio/balcony area, or down any elevator shaft, passage or skylight or into any Common Area of the Building or deposit waste paper or rubbish anywhere except in proper receptacles, or place upon any sill ledge or other similar part of the Building Common Areas or patio areas any article or substance.

9.2 No rubbish or waste may at any time be burned by the Licensee in the Building or on the Land.

9.3 The Licensee must manage its waste in accordance with a waste management plan approved by the Licensor. The waste management plan is to detail the process of waste minimisation and shall include procedures by which waste:

     (a) is to be minimised and managed within the Premises and, if more than one (1) floor, each individual floor of the Premises;

     (b)  which is recyclable is separated from other garbage;

     (c) is to be transferred to the garbage and recycling storage and collection areas of the Building; and

     (d) which is commercial waste is separated from non-commercial waste, if applicable;

9.4 The Licensee will participate in any recycling program which the Licensor conducts at the Building.

10.  HEATING AND LIGHTING

10.1 The Licensee must not use any method of lighting cooling or heating the Licensee's Premises other than as prescribed by the Licensor or by special agreement made with the Licensor.

10.2 This rule will not prevent the use of emergency auxiliary power or lighting approved by the Licensor during any period of power failure or power restriction,

11.  DELIVERIES

11.1 The Licensee must use for the receipt or delivery of any goods, wares or merchandise only such parts of the Building and the Common Areas designated by the Licensor, and at times and in the manner as the Licensor may from time to time direct.

12.  LOCK UP

12.1 The Licensee must not leave any doors or windows unlocked or unfastened when the Licensee's Premises are unoccupied. The Licensor reserves the right for the Licensor's caretaker/security officer or other authorised person to enter the Licensee's Premises and lock or fasten the doors and windows.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

13.  AUCTIONS

13.1 The Licensee must not conduct or permit to be conducted on the Licensee's Premises or in the Building any auction, closing down, liquidation or similar sale.

14.  USE OF COMMON AREAS

14.1 The Licensee must not use or permit to be used any part of the Common Areas for any business or commercial purpose or for the display or advertisement of any goods or services without the prior consent of the Licensor.

15.  NO NAILS

15.1 No nails, screws or hooks may be driven into any part of the Building or the walls, ceiling or partitions in the Licensee's Premises without the Licensor's prior written consent.

15.2 The Licensee must not use any explosive tool or power driven method of fixing articles to walls, ceilings, partitions or floors.

16.  SECURITY

16.1 On written application by the Licensee a security access card or security pass will be issued enabling the Licensee or its invitees to enter and depart from the Building while closed.

16.2 The Licensor may require a deposit or bond as security for the return or duplication of lost keys or security access cards.

16.3 The Licensee must not permit the keys or security access cards at any time to come into the possession of any person other than the Licensee and its invitees.

16.4 No person will be allowed to enter the Building while closed without producing a security access card issued by, or with the authority of, the Licensor.

16.5 Any person found in the Building outside the hours specified without a security access card may be removed from the Building and the Park by the Licensor's security officer.

16.6 The Licensor reserves the right to cancel or amend the security access card of any Licensee's employee who breaches these rules or the Licensee's Licence.

16.7 The Licensor will not be liable for non-enforcement of this rule against a particular person.

16.8 The Licensee must return to the Licensor on the termination of the Licence all keys, security access cards or security passes, whether supplied by the Licensor or otherwise acquired by the Licensee.

17.  USE OF TOILETS, SINKS, ETC

17.1 Toilets, wash basins, sinks, drains and similar facilities ("facilities") must not be used for any purpose other than the purpose for which they were constructed, and tea leaves, sweepings, rubbish, rags, ashes or other substances must not be placed in them.

17.2 The cost of rectifying any damage caused to the facilities from misuse by any Licensee or its invitees will be borne by the Licensee who, or whose invitee has, caused it.

17.3 If the person responsible for the damage to the facilities cannot be determined, the licensees on the floor concerned will bear the cost of repair according to their proportion of the net lettable area on that floor.

18.  INSPECTIONS

18.1 The Licensee will at all reasonable times permit the Licensor to show prospective licensees or purchasers through the Licensee's Premises and the Building, and will at all times within the three (3) months immediately preceding the termination of the Licensee's Licence allow the Licensor to affix and exhibit where the Licensor thinks fit the usual "For Licence" signs.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

18.2 The Licensee must not move or remove any "For Sale" or "For Licence" signs.

19.  HEAVY ITEMS

19.1 No heavy items (including safes) may be placed or stored on the floor of the Licensee's Premises without the prior consent in writing of the Licensor, and the Licensor may prescribe their maximum weight and proper position.

19.2 All damage done to the Building by heavy items must be rectified and paid for by the Licensee who causes it.

19.3 Before any safe or any other heavy item is moved into, out of or within the Building, prior notice must be given by the Licensee in writing to the ATP security office. The moving may only be done under the direction and supervision of the ATP security officer.

20.  CLEAN

20.1 The Licensee must keep its Premises in a good state of preservation and cleanliness and must not allow any accumulation of useless property or rubbish.

21.  NOISE

21.1 The Licensee and its invitees must not make or permit any improper noises in the Licensee's Premises or in the lifts, stairways and corridors of the Building which may disturb or interfere in any way with other licensees or their invitees.

22.  WIRELESS POLICY

22.1 Any electronic receiving and/or transmitting device that broadcasts signals, includes all types of protocols in all spectrums including Bluetooth and wireless, that can be intercepted or seen by the general public or other members of the ATP community, which extend beyond, and are not contained totally within, any tenancy boundary, must at all times comply with the ATP's wireless policy, in force from time to time.

23.  SMOKE FREE BUILDING

23.1 The Building is a smoke free Building. The Licensee or any of its invitees must not smoke in the Building including the Licensee's Premises, the Common Areas, the basement or any other part of the Building.

24.  EMERGENCIES

24.1 If there is any risk or danger in any part of the Licensee's Premises or the Building, the Licensee and its invitees must promptly obey the instructions of the ATP security officer, or of the police, fire brigade or other emergency authority. Those instructions may include to leave the Licensee's Premises or the Building.

24.2 The Licensee and its invitees must not re-enter the Licensee's Premises or the Building following an evacuation unless the ATP security officer, the police, the fire brigade or other emergency authority has confirmed it is safe to do so.

24.3 The Licensee and its invitees must observe and obey all fire and emergency drills and Building evacuation procedures.

24.4 The Licensee must be fully aware of all safety and emergency procedures and will, if required by the Licensor, designate a specific safety officer for this purpose.

25.  PEST CONTROL

25.1 The Licensee must keep its Premises free of rodents, pests, insects, termites and vermin and must effect and maintain with a contractor approved by the Licensor a contract for the annual inspection of and, as appropriate, treatment to the Premises. The Licensee must provide to the Licensor when requested evidence of such contract, inspections and treatment.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

26.  SECURITY GUARDS

26.1 The Licensee must not at any time engage or hire or allow on the Premises, the Building or the Park any armed security guards.

27.  PARKING

27.1 The Licensee and its invitees may only use the Parking Area(s) for the parking of motor vehicles and for no other purpose and must comply with and observe all traffic control devices and signs installed on the Park.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

Annexure "D" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the ____________ day of June, 2006

                               SPECIAL CONDITIONS

1.   COMPLETION OF LICENCE

     We or Our solicitors must:

     (a) complete the Licence by filling in blanks including, without limitation, those for the title reference of the land, the commencement and termination dates; and

     (b) do everything necessary to stamp (if not stamped by You) the Licence and return Your copy to You or Your solicitor.

2.   PARTIES BOUND

     Both of us are bound by the Licence from and including the Commencement Date, even though one of Us may not have executed the Licence or it may not have been completed in accordance with Special Condition 1.

3.   FINISHES TO PREMISES PROVIDED BY LICENSOR

     At the Commencement Date of the Original Licence, We will provide the following finishes and services to the Premises:

     (a)  painted perimeter walls;

     (b)  forty ounce (40oz) carpet;

     (c)  suspended ceiling and ceiling tiles;

     (d)  standard office lighting to an average of three hundred and fifty
          (350) lux (open spaces Standard);

     (e) fire sprinklers in accordance Building Code of Australia (open spaces Standard);

     (f)  airconditioning registers (open spaces Standard);

     (g)  access to hydraulic services at limited distribution points;

     (h) access to electrical supply at electrical distribution board for relevant level;

     (i) access to telephone and data cabling at distribution board for relevant level.

     We do not have to supply carpet to the Premises or to the Common Areas of the Building until we are satisfied works in the vicinity of carpeted areas have been completed and installed carpet will not be damaged.

4.   LICENSEE'S WORKS

     (a)  Licensee's Works

          Your Works will include:

          (i) power distribution from electrical distribution board to Premises and internal distribution within Premises;

          (ii) hydraulic services (if required) from ground floor distribution point to Premises and reticulation within Premises;

          (iii) telephone and data cabling from ground floor distribution point to Premises and reticulation within Premises;

          (iv) internal walls and partitions;

          (v)  additional ceiling finishes to suspended ceilings;

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

          (vi) adjustments and additions to light fittings within Premises;

          (vii) adjustments and additions to fire sprinkler system in accordance with Building Code of Australia (partitioned premises Standard);

          (viii) adjustments, additions and balancing of airconditioning system to suit Licensee's partitioning placement and occupational requirements;

          (ix) other internal fitout, equipment, painting and finishes to Licensee's occupational requirements.

     (b)  Conditions of Approval

          You are responsible for complying with the conditions of any Development Consent, Building Approval or other approval or licence necessary for Licensee's Works or the Permitted Use.

     (c)  Part 4A Certificates

          For the purpose of Part 1_ it is mandatory for You to engage an accredited certifier who will be the principal certifying authority for the purposes of, and issue all certificates required for Your works under Part 4A of the Environmental Planning and Assessment Act 1979. These certificates include a construction certificate for Your works. The accredited certifier will charge You fees for providing the
          Part 4A certificates. When We ask You, You must give us evidence You have engaged an accredited certifier. If You fall to comply with this clause 4(c) we can terminate this Licence.

     (d)  Indemnities

          (i) From commencement of Licensee's Works until they are completed, You are liable for and release and indemnify Us against any liability or loss arising from, and any costs, charges and expenses incurred in connection with:

               A.   damage to or loss of anything; and

               B.   injury to or the death of any person;

               caused by Your act, neglect or default, or of Your Employees and Agents.

          (ii) Each indemnity in this deed is a continuing obligation, separate and independent from Your other obligations under the Licence and survives expiry or termination of this deed. It is not necessary for Us to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

     (e)  Completion of Licensee's Works

          (i) Promptly after You consider the Licensee's Works are completed, You must procure Your architect to issue to both Us and to You a Certificate that the Licensee's Works have been completed in accordance with the Building Plans and the Licensee's approvals. The Licensee's Works are taken to be completed on the day Your architect issues the Certificate of Completion of Licensee's Works. Your architect must issue the certificate of completion of Licensee's Works promptly as soon as the Licensee's Works have been completed.

          (ii) Promptly after the Licensee's Works are completed You must;

               A. obtain in respect of them all certificates from relevant authorities evidencing compliance with laws and requirements; and

               B. remove all refuse in connection with the Licensee's Works from the Land, the Building and the Premises; and

               C. provide Us with a certified set of "As Constructed" drawings.

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

                                      PLAN
                           SHOWING NET LETTABLE AREAS
                          BAY 9 (NORTH) - GROUND FLOOR
                               LOCOMOTIVE WORKSHOP
                           AUSTRALIAN TECHNOLOGY PARK
                              CITY OF SOUTH SYDNEY
                                      1:250

                                    [GRAPHIC]

AREAS SHOWN HEREON REPRESENT THE NET LETTABLE
AREAS MEASURED & CALCULATED IN ACCORDANCE WITH
THE P.C.A. METHOD FOR THE MEASUREMENT OF BUILDINGS
(1997 REVISION)
                                                           P.W. RYGATE & WEST
                                                                SURVEYORS
                                                            SUITE 1, LEVEL 9
                                                            24 MARKET STREET,
                                                                 SYDNEY

                                                         REF. 68497 DATE 27/2/98


P.W. Rygate & West
--------------------------
SURVEYORS

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

                                      PLAN
                           SHOWING NET LETTABLE AREAS
                        PART BAY 9 (NORTH) - GROUND FLOOR
                               LOCOMOTIVE WORKSHOP
                           AUSTRALIAN TECHNOLOGY PARK
                              CITY OF SOUTH SYDNEY
                                      1:250

                                    [GRAPHIC]

W - DENOTES INSIDE FACE OF WALL

AREAS SHOWN HEREON REPRESENT THE NET LETTABLE AREAS
MEASURED & CALCULATED IN ACCORDANCE WITH
THE P.C.A. METHOD FOR THE MEASUREMENT OF BUILDINGS
(1997 REVISION)
                                                          P.W. RYGATE & WEST
                                                               SURVEYORS
                                                           SUITE 1, LEVEL 3
                                                           24 MARKET STREET,
                                                                SYDNEY

                                                       REF. 68626 DATE 20/4/2001


P.W. Rygate & West
--------------------------
SURVEYORS

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

Annexure "E" to the Deed of Licence between AUSTRALIAN TECHNOLOGY PARK PRECINCT MANAGEMENT LIMITED (ACN 060 969 119) and ENGANA PTY LIMITED (ACN 098 184 582) of Suite 9, G01, G02, G03 & G04, Locomotive Workshop, Australian Technology Park, Eveleigh, dated the ____________ day of June, 2006

                                        AUSTRALIAN TECHNOLOGY PARK PRECINCT
-------------------------------------   MANAGEMENT LIMITED (ACN 060 969 119) by
        SIGNATURE OF WITNESS            its Attorney, ROBERT DOMM, Managing
                                        Director, pursuant to Power of Attorney
                                        registered Book 4384 No 561
_____________________________________
         NAME (PLEASE PRINT)


_____________________________________   ________________________________________
               ADDRESS                                 ROBERT DOMM


EXECUTED on behalf of ENGANA PTY     )
LIMITED (ACN 096 184 582) by the     )
authorised persons whose signatures  )
appear below pursuant to section 127 )
of the Corporation Act 2001:


-------------------------------------   ----------------------------------------
  SIGNATURE OF THE AUTHORISED PERSON       SIGNATURE OF THE AUTHORISED PERSON


_____________________________________   ________________________________________
         NAME (PLEASE PRINT)                       NAME (PLEASE PRINT)


_____________________________________   ________________________________________
             OFFICE HELD                               OFFICE HELD

                                                                     2 June 2006

                              DECEMBER 2005 EDITION

            [AUSTRALIAN Technology Park PRECINCT MANAGEMENT LTD LOGO]

                       AUSTRALIAN TECHNOLOGY PARK PRECINCT
                               MANAGEMENT LIMITED
                                (ACN 060 969 119)

                                       and

                               ENGANA PTY LIMITED
                                (ACN 098 184 582)

                                 ---------------
                                 DEED OF LICENCE
                                 ---------------

                               LOCOMOTIVE WORKSHOP
                         SUITE 9/ G01, G02, G03 AND G04

                                   CKC0203101

                                   AUS291/259

EAKIN McCAFFERY, COX

_______________
Level 28, __ Tower
1 Market Street
Sydney NSW 2000
PO Box Q1196
QVB NSW 1230
DX 1069 Sydney

Telephone (02) 9265 3000
Facsimile (02) 9261 5918
Email     info@eakin.com.au
URL       www.eakin.com.au